                                                                    EXHIBIT 10.1

                        CMC SECURITIES CORPORATION III,
                                    SELLER,


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                         MASTER SERVICER AND CUSTODIAN,
                                      and


                      THE FIRST NATIONAL BANK OF CHICAGO,
                              CERTIFICATE TRUSTEE



                ---------------------------------------------

                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1998

                ---------------------------------------------

                         CMC Securities Corporation III

                       Mortgage Pass-Through Certificates

                                 Series 1998-2

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
                                                        ARTICLE I

Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   I-1

                                                       ARTICLE II
                             Conveyance of Mortgage Loans; Original Issuance of Certificates

2.01.  Conveyance of Mortgage Loans to Certificate Trustee  . . . . . . . . . . . . . . . . . . . .   II-1
2.02.  Acceptance of Mortgage Loans by Certificate Trustee  . . . . . . . . . . . . . . . . . . . .   II-3
2.03.  Representations, Warranties and Covenants of the Master Servicer . . . . . . . . . . . . . .   II-5
2.03A. Assignment of Interest in the Mortgage Loan Purchase Agreement   . . . . . . . . . . . . . .   II-6
2.04.  Substitution of Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   II-7
2.05.  Representations and Warranties of the Certificate Trustee  . . . . . . . . . . . . . . . . .   II-8
2.06.  Issuance of Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   II-9
2.07.  Representations and Warranties Concerning the Seller . . . . . . . . . . . . . . . . . . . .   II-9
2.08.  The Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   II-10

                                                      ARTICLE III
                                      Administration and Servicing of Mortgage Loans

3.01.  Master Servicer to Master Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-1
3.02.  Sub-Servicing Agreement Between the Master Servicer and Sub-Servicers  . . . . . . . . . . .   III-2
3.03.  Successor Sub-Servicers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-2
3.04.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-2
3.05.  Assumption of Master Servicing by Certificate Trustee. . . . . . . . . . . . . . . . . . . .   III-2
3.06.  Collection of Mortgage Loan Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-3
3.07.  Collection of Taxes, Assessments and Similar Items; Servicing Accounts . . . . . . . . . . .   III-3
3.08.  Access to Certain Documentation and Information Regarding the Mortgage Loans . . . . . . . .   III-4
3.09.  Maintenance of Primary Mortgage Insurance Policies; Collection Thereunder  . . . . . . . . .   III-5
3.10.  Maintenance of Hazard Insurance and Fidelity Coverage  . . . . . . . . . . . . . . . . . . .   III-5
3.11.  Due-on-Sale Clauses; Assumption Agreements . . . . . . . . . . . . . . . . . . . . . . . . .   III-6
3.12.  Realization Upon Defaulted Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . .   III-7
3.13.  Certificate Trustee to Cooperate; Release of Mortgage Files  . . . . . . . . . . . . . . . .   III-8
3.14.  Master Servicing and Sub-Servicing Compensation. . . . . . . . . . . . . . . . . . . . . . .   III-9
3.15.  Annual Statement of Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-10
3.16.  Annual Independent Public Accountants' Servicing Report  . . . . . . . . . . . . . . . . . .   III-10
3.17.  REMIC-Related Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-11
3.18.  Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   III-11

                                                        ARTICLE IV
                                                         Accounts

4.01.  Protected Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-1

4.02.  Certificate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-3
4.03.  Permitted Withdrawals and Transfers from the Certificate Account . . . . . . . . . . . . . .   IV-4
4.04   Custody Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-7
4.05   Interest Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IV-8

                                                        ARTICLE V
                                                       Certificates

5.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   V-1
5.02.  Certificates Issuable in Series; Authorized Denominations  . . . . . . . . . . . . . . . . .   V-1
5.03.  Registration of Transfer and Exchange of Certificates  . . . . . . . . . . . . . . . . . . .   V-2
5.04.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . . . . . . . . . . . . . . . . . . .   V-2
5.05.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   V-3
5.06.  Office for Transfer of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   V-3

                                                        ARTICLE VI
                                              Payments to Certificateholders

6.01.  Distributions to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-1
6.02.  Statements to Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-1
6.03.  Monthly Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-3
6.04.  Compensating Interest Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VI-3
6.05.  Reports of Foreclosures and Abandonment of Mortgaged Property  . . . . . . . . . . . . . . .   VI-4

                                                       ARTICLE VII
                                                   The Master Servicer

7.01.  Liabilities of the Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-1
7.02.  Merger or Consolidation of the Master Servicer . . . . . . . . . . . . . . . . . . . . . . .   VII-1
7.03.  Indemnification of the Certificate Trustee . . . . . . . . . . . . . . . . . . . . . . . . .   VII-1
7.04.  Limitation on Liability of the Master Servicer and Others  . . . . . . . . . . . . . . . . .   VII-2
7.05.  Master Servicer Not to Resign  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-3
7.06.  [Reserved] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-3
7.07.  Sale and Assignment of Master Servicing  . . . . . . . . . . . . . . . . . . . . . . . . . .   VII-3

                                                       ARTICLE VIII
                                                         Default

8.01.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VIII-1
8.02.  Certificate Trustee to Act; Appointment of Successor . . . . . . . . . . . . . . . . . . . .   VIII-2
8.03.  Notification to Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VIII-3
8.04.  Waiver of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VIII-3
8.05.  List of Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   VIII-4

                                                        ARTICLE IX
                                            Concerning the Certificate Trustee

9.01.  Duties of Certificate Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-1
9.02.  Certain Matters Affecting the Certificate Trustee  . . . . . . . . . . . . . . . . . . . . .   IX-2
9.03.  Certificate Trustee Not Liable for Certificates or Mortgage Loans  . . . . . . . . . . . . .   IX-4
9.04.  Certificate Trustee May Own Certificates . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-4
9.05.  Certificate Trustee's Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-4

9.06.  Eligibility Requirements for Certificate Trustee . . . . . . . . . . . . . . . . . . . . . .   IX-5
9.07.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-5
9.08.  Resignation and Removal of the Certificate Trustee . . . . . . . . . . . . . . . . . . . . .   IX-5
9.09.  Successor Certificate Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   IX-6
9.10.  Merger or Consolidation of Certificate Trustee . . . . . . . . . . . . . . . . . . . . . . .   IX-6
9.11.  Appointment of Co-Certificate Trustee or Separate Certificate Trustee  . . . . . . . . . . .   IX-7
9.12.  Master Servicer Shall Provide Information as Reasonably Required . . . . . . . . . . . . . .   IX-8

                                                        ARTICLE X
                                                       Termination

10.01.  Termination Upon Repurchase by BSMCC or its Designee or Liquidation of the Mortgage Loans .   X-1

                                                        ARTICLE XI
                                                 Miscellaneous Provisions

11.01.  [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-1
11.02.  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-1
11.03.  Recordation of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-2
11.04.  Limitation on Rights of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . .   XI-2
11.05.  Acts of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-3
11.06.  [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-4
11.07.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-4
11.08.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-4
11.09.  Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-4
11.10.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-4
11.11.  Article and Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-4
11.12.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-5
11.13  Notice to Rating Agencies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   XI-5

                                    EXHIBITS

Exhibit A-1    -    Form of Series 1998-2A Certificates
Exhibit A-2    -    Form of Series 1998-2B Certificates
Exhibit B-1    -    Group 1 Mortgage Loan Schedule
Exhibit B-2    -    Group 2 Mortgage Loan Schedule
Exhibit C      -    Representations and Warranties of BSMCC Concerning the
                       Mortgage Loans
Exhibit D      -    Request for Release of Documents
Exhibit E      -    Form of Purchaser Representation Letter
Exhibit F      -    Reserved
Exhibit G      -    Form of  Initial Certification
Exhibit H      -    Form of Final Certification
Exhibit I      -    Reserved
Exhibit J      -    List of Mortgage Loans for which Mortgage Notes are Lost

                        POOLING AND SERVICING AGREEMENT

         This Pooling and Servicing Agreement dated as of September 1, 1998, among CMC Securities Corporation III, a Delaware corporation, as the seller (the "Seller"), Norwest Bank Minnesota, National Association, a national banking association ("Norwest"), as master servicer (in such capacity, the "Master Servicer") and as custodian (in such capacity the "Custodian"), and The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as trustee (the "Certificate Trustee").

                             PRELIMINARY STATEMENT

         On or prior to the Closing Date, the Seller has acquired the Mortgage Loans from Capstead Capital Corporation ("CCC") which, in turn, has acquired the Mortgage Loans from Bear Stearns Mortgage Capital Corporation ("BSMCC").
On the Closing Date, the Seller will sell the Group 1 Mortgage Loans and certain other property to the Trust Fund for Series 1998-2A and will receive as consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund for Series 1998-2A. In addition, on the Closing Date, the Seller will sell the Group 2 Mortgage Loans and certain other property to the Trust Fund for Series 1998-2B and will receive as consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund for Series 1998-2B. Norwest will be the Master Servicer for the Mortgage Loans.

         The Group 1 Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $445,299,624 and the Group 2 Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Scheduled Principal due on or before the Cut-off Date, of $93,459,753. The initial aggregate principal amount of the Series 1998-2A Certificates will not exceed the aggregate Outstanding Principal Balances of the Group 1 Mortgage Loans and the initial aggregate principal amount of the Series 1998-2B Certificates will not exceed the aggregate Outstanding Principal Balances of the Group 2 Mortgage Loans.

         In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Certificate Trustee agree as follows:

                                   ARTICLE I

                                  Definitions

         Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

         Account: The Custody Account, the Certificate Account (including each sub-account thereof), the Protected Accounts, the Master Servicer Collection Account or the Servicing Accounts as the context may require.

         Adjustment Amount: For each anniversary of the Cut-off Date, the "Adjustment Amount" for each Mortgage Loan Group shall be equal to the amount, if any, by which the applicable Special Hazard Loss Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (A) an amount calculated by the Master Servicer and approved by each of Moody's and Fitch, which amount shall not be less than $500,000, and
(B) the greater of (x) 1.0% (or if greater than 1.0%, the highest percentage of Mortgage Loans of the applicable Mortgage Loan Group by principal balance secured by Mortgaged Properties in any California 5-digit ZIP code area) of the Outstanding Principal Balance of all the Mortgage Loans of the applicable Mortgage Loan Group on the Distribution Date immediately preceding such anniversary and (y) twice the Outstanding Principal Balance of the Mortgage Loan of the applicable Mortgage Loan Group which has the largest Outstanding Principal Balance on the Distribution Date immediately preceding such anniversary.

         Advancing Date:  The Business Day preceding the related Distribution
Date.

         Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Certificate Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Certificate Trustee has actual knowledge to the contrary.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Applicable Credit Rating: A credit rating of Aaa, in the case of Moody's or a rating of AAA, in the case of Fitch, for any long-term deposit or security or a rating of Prime-1, in the case of Moody's, or F1 in the case of Fitch, for any short-term deposit or security.

         Appraised Value: For any Mortgaged Property, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

         Assignment Agreement: The Assignment, Assumption and Recognition Agreement dated as of September 30, 1998 by and among CCC, the Seller and BSMCC.

         Authorized Denominations: With respect to the Certificates, an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Series may be issued in a different amount.

         Available Funds: With respect to any Distribution Date, the sum of the Group 1 Available Funds and the Group 2 Available Funds for such Distribution Date.

         Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. Sections 101-1330.

         Bond Administrator:  As defined in the Series Supplement.

         Bond Group: As defined in the Series Supplement.

         Bond Pool Grantor Trust:  As defined in the Trust Agreement.

         Bond Pool Trustee:  As defined in the Trust Agreement.

         Bonds:  The bonds issued pursuant to the Indenture.

         BSMCC:  Bear Stearns Mortgage Capital Corporation.

         Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange is closed or on which banking institutions in New York City, Maryland, Minnesota or Chicago, Illinois or in the jurisdiction in which the applicable Sub-Servicer or the Master Servicer is authorized or obligated by law or executive order to be closed.

         CCC:  Capstead Capital Corporation.

         Cendant:  Cendant Mortgage Corporation, or its successors in interest.

         Cendant Mortgage Loans: The Mortgage Loans that were originated or acquired by Cendant or an affiliate thereof, as indicated on the related Mortgage Loan Schedule, and that are subject to the Cendant Sub-Servicing Agreement.

         Cendant Sub-Servicing Agreement: (A) The Purchase, Warranties and Servicing Agreement between Cendant Mortgage Corporation and the Seller, dated as of May 1, 1998, as such agreement relates to the Mortgage Loans conveyed under those Term Sheets dated July 31, 1998, August 28, 1998 and September 29, 1998, and such Term Sheets, and (B) the Purchase, Warranties and Servicing Agreement between Cendant Residential Mortgage Trust and the Seller dated as of June 1, 1998, as such agreement relates to the Mortgage Loans conveyed under those Term Sheets dated July 31, 1998, August 28, 1998 and September 29, 1998, and such Term Sheets.

         Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in a Trust Fund signed and countersigned by the Certificate Trustee in substantially the forms annexed hereto as Exhibit A-1 and A-2, with the blanks therein appropriately completed.

         Certificate Account: The trust account or accounts created and maintained pursuant to Section 4.02, which shall be denominated "The First National Bank of Chicago, as Certificate Trustee f/b/o holders of CMC Securities Corporation III Mortgage Pass-Through Certificates, Series 1998-2 - Certificate Account" which shall have two sub- accounts as provided in Section 4.02.

         Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

         Certificate Principal Balance: With respect to a Series of Certificates, the Initial Certificate Principal Balance of such Series of Certificates, reduced by all amounts of principal distributed in respect of such Series of Certificates pursuant to the terms of this Agreement, and further reduced by the principal portion of any Realized Losses allocated in respect of such Series of Certificates pursuant to the terms of this Agreement.

         Certificate Register:  The register maintained pursuant to Section
5.03.

         Certificate Trustee: The First National Bank of Chicago, or its successor in interest, or any successor trustee appointed as herein provided.

         Certificate Trustee's Fees: The amount to be paid to the Certificate Trustee for performing its services hereunder. The Certificate Trustee's Fee shall be agreed to between the Certificate Trustee and the Master Servicer and shall be payable by the Master Servicer.

         Certificateholder:  A Holder of a Certificate.

         Class Current Principal Balance:  As defined in the Series Supplement.

         Closing Date:  September 30, 1998.

         CMCSC III:  CMC Securities Corporation III, a Delaware corporation.

         Code:  The Internal Revenue Code of 1986, as amended.

         Compensating Interest Payment: As defined in Section 6.04.

         Corporate Trust Office: The office of the Certificate Trustee at which at any particular time its corporate trust business is administered, which office, at the date of the execution of this Agreement, is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention:
Corporate Trust Services Division, ref: CMCSC III, 1998-2.

         Current Principal Amount: With respect to any Certificate as of any Distribution Date, the initial principal amount of such Certificate, as reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate with respect to principal, and (ii) the principal portion of all Realized Losses allocated prior to such Distribution Date to such Certificate.

         Custodial Agreement: For so long as Norwest is acting as Custodian for the Mortgage Files, this Agreement; and thereafter, any agreement between the Certificate Trustee and a successor custodian pursuant to which such successor custodian agrees to act as custodian of some or all of the Mortgage Files.

         Custodian: Norwest Bank Minnesota, National Association, or any successor custodian appointed in accordance with this Agreement and any applicable Custodial Agreement that has accepted such appointment in connection therewith.

         Custody Account:  A trust account created and maintained pursuant to
Section 4.04.

         Cut-off Date: September 1, 1998.

         Cut-off Date Balance:  $538,759,377.

         Debt Service Reduction: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

         Debtor Relief Laws: Any applicable liquidation, conservatorship, receivership, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

         Defaulted Mortgage Loan: Any Mortgage Loan as to which the Mortgagor has failed to make unexcused payment in full of three or more consecutive Scheduled Payments.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

         Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Certificate Trustee) whose short- term debt obligations or deposit ratings are in one of the two highest rating categories of Standard & Poor's Ratings Services, Moody's, Fitch and Duff & Phelps Credit Rating Company or whose deposits are fully insured by the FDIC or the NCUSIF.

         Determination Date: The 18th day of the month of the Distribution Date, or if such day is not a Business Day, the preceding Business Day.

         Discount Mortgage Loan: Any Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B with a Net Rate less than 6.75%, 6.25% or 6.25% per annum, respectively.

         Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

         Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month.

         Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

         Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short-term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a "special deposit account" maintained with the Certificate Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner that is acceptable to the Certificate Trustee and the Rating Agencies). Eligible Accounts may bear interest.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  An event described in Section 8.01.

         Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

         Excess Special Hazard Losses: Any Special Hazard Loss or portion thereof with respect to a Group of Mortgage Loans (i) occurring after the Special Hazard Termination Date with respect thereto or (ii) if on such date, in excess of the then applicable Special Hazard Loss Amount.

         Fannie Mae: Fannie Mae (a/k/a the Federal National Mortgage Association) or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Fitch:  Fitch IBCA, Inc.

         Fractional Undivided Interest: With respect to any Series of Certificates, the fractional undivided interest in the related Trust Fund, as evidenced by such Certificate.

         Freddie Mac: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         Group Available Funds: Either the Group 1 Available Funds or the Group 2 Available Funds.

         Group 1 Available Funds or Group 2 Available Funds: With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans in Mortgage Loan Groups 1 and 2, respectively: (a) all previously undistributed payments on account of principal (including the principal portion of Scheduled Payments, Principal Prepayments and the principal portion of Net Liquidation Proceeds) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Monthly Advances and Compensating Interest Payments by the Master Servicer or a Sub-

Servicer with respect to such Distribution Date, and (c) any amount reimbursed by the Master Servicer or a Sub-Servicer pursuant to 4.04(d) in connection with losses on Permitted Investments, except:

                 (i)  all payments that were due on or before the Cut-off Date;

                 (ii) all Principal Prepayments and Liquidation Proceeds received after the applicable Prepayment Period;

                 (iii) all payments, other than Principal Prepayments, that represent early receipt of Scheduled Payments due on a date or dates subsequent to the related Due Date;

                 (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Monthly Advances;

                 (v) amounts of Monthly Advances determined to be Nonrecoverable Advances;

                 (vi) amounts permitted to be withdrawn from the related Protected Account or from the Certificate Account pursuant to Subsection 4.03; and

                 (vii) amounts retained by a Sub-Servicer pursuant to its Sub-Servicing Agreement.

         Group 1 Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule attached hereto as Exhibit B-1.

         Group 2 Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule attached hereto as Exhibit B-2. The Group 2 Mortgage Loans consist of the Sub-Group 2A Mortgage Loans and the Sub-Group 2B Mortgage Loans.

         Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Seller, the Master Servicer, a Sub-Servicer or the Certificate Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

         Indemnified Persons: The Certificate Trustee, its officers, directors, agents and employees and any separate Co-trustee and its officers, directors, agents and employees.

         Indenture: The Indenture, dated as of March 1, 1998, by and between the Seller and the Indenture Trustee, as supplemented by the Series Supplement.

         Indenture Trustee: The First National Bank of Chicago, or its successors and assigns, as trustee under the Indenture.

         Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Seller and the Master Servicer and of any Affiliate of the Seller or the Master Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Affiliate of the Seller or the Master Servicer, and (c) is not connected with the Seller or the Master Servicer or any Affiliate of the Seller or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Individual Certificate: Any Certificate registered in the name of the Holder.

         Initial Certificate Principal Balance: With respect to the Series 1998-2A Certificates, $445,299,624, and with respect to the Series 1998-2B Certificates, $93,459,753.

         Insurance Policy: With respect to any Mortgage Loan, any Primary Mortgage Insurance Policy, standard hazard insurance policy, flood insurance policy or title insurance policy.

         Insurance Proceeds: Amounts paid by the Insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse Insured Expenses.

         Insured Expenses:  Expenses covered by any Insurance Policy.

         Insurer:  Any issuer of an Insurance Policy.

         Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Voluntary Principal Prepayment, or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                 (a) partial principal prepayments: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net
         Rate) received at the time of such prepayment;

                 (b) principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                 (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

         Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the related Sub-Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

         Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the related Sub-Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

         Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the related Sub-Servicer or the Master Servicer and not recovered by the Master Servicer or such Sub-Servicer under any Primary Mortgage Insurance Policy for reasons other than the Sub-Servicer's failure to ensure the maintenance of or compliance with a Primary Mortgage Insurance Policy, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

         Liquidation Proceeds: Cash received in connection with the liquidation of a Defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

         Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

         Loss Allocation Limitation:  As defined in the Series Supplement.

         Lost Notes: The original Mortgage Notes that have been lost, as indicated on Exhibit J hereto.

         Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest, or any successor master servicer with respect to the Mortgage Loans appointed as herein provided.

         Master Servicer Collection Account: The Account created and maintained pursuant to Section 4.01(d).

         Master Servicer Compensation:  As defined in Section 4.01(d).

         Master Servicing Fee: As to any Distribution Date, an amount equal to the investment earnings, net of investment losses, on amounts in the Master Servicer Collection Account and the Certificate Account.

         Monthly Advance: The advance in respect of a delinquent Scheduled Payment required to be made by a Sub- Servicer pursuant to its Sub-Servicing Agreement or, if such Sub-Servicer fails to make such advance, by the Master Servicer on the related Advancing Date in accordance with the provisions of
Section 6.03.

         Moody's: Moody's Investors Service, a division of Dun and Bradstreet Corporation.

         Mortgage File: The mortgage documents listed in Section 2.01(c) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

         Mortgage Loan: A mortgage loan transferred and assigned to the Certificate Trustee pursuant to Section 2.01 or Section 2.04 and held as a part of either Trust Fund, as identified in the Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

         Mortgage Loan Group:   Any one of Mortgage Loan Group 1 or Mortgage
Loan Group 2.

         Mortgage Loan Group 1: The group of Mortgage Loans which is composed of the Group 1 Mortgage Loans.

         Mortgage Loan Group 2: The group of Mortgage Loans which is composed of the Group 2 Mortgage Loans.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of September 30, 1998, between BSMCC, as seller, and CCC, as purchaser.

         Mortgage Loan Schedule: The schedules attached hereto as Exhibit B-1, in the case of the Group 1 Mortgage Loans, and Exhibit B-2, in the case of the Group 2 Mortgage Loans, as each such schedule may be amended from time to time to reflect the repurchase or substitution of Mortgage Loans pursuant to this Agreement.

         Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

         Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

         Mortgagor:  The obligor on a Mortgage Note.

         NCM: National City Mortgage Company, an Ohio corporation, or its successors in interest.

         NCM Mortgage Loans: The Mortgage Loans that were originated or acquired by NCM, as indicated on the related Mortgage Loan Schedule, and that are subject to the NCM Sub-Servicing Agreement.

         NCM Sub-Servicing Agreement: The Mortgage Loan Purchase and Interim Servicing Agreement dated as of July 28, 1998 among BSMCC and NCM.

         NCUSIF: The National Credit Union Share Insurance Fund or its successors.

         Net Interest Shortfall: With respect to any Distribution Date, the Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

         Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the related Sub-Servicer or the Master Servicer in accordance with the related Sub-Servicing Agreement or this Agreement and (ii) unreimbursed Servicing Advances and Monthly Advances relating to such Mortgage Loan.

         Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate in effect from time to time less the applicable Sub-Servicing Fee attributable thereto (in each case, expressed as a per annum rate).

         Non-Discount Mortgage Loan: Any Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B with a Net Rate equal to or greater than 6.75%, 6.25% or 6.25% per annum, respectively.

         Nonrecoverable Advance: Any Servicing Advance or Monthly Advance (i) which was previously made or is proposed to be made by a Sub-Servicer or the Master Servicer and (ii) which, in the good faith judgment of such Sub-Servicer or the Master Servicer, as evidenced by an Officer's Certificate of the Servicer or the Master Servicer, as applicable, will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, be ultimately recoverable by the Sub-Servicer or the Master Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such Servicing Advance or Monthly Advance was made or proposed to be made.

         Norwest: Norwest Bank Minnesota, National Association, and its successors in interest.

         Officer's Certificate: A certificate signed by a Servicing Officer or other authorized officer of the applicable Sub-Servicer or the Master Servicer and delivered to the Certificate Trustee or the Custodian, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Certificate Trustee and who, unless required to be Independent (an "Opinion of Independent Counsel"), may be internal counsel for a Sub-Servicer or the Master Servicer.

         Original Value: The lesser of (i) the Appraised Value or (ii) sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except that in instances where either (i) or (ii) is unavailable, the other may be used to determine Original Value, or if both (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Certificate Trustee.

         Outstanding Bonds:  As defined in the Series Supplement.

         Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Sections 2.02 or 2.03A or replaced pursuant to Section 2.04.

         Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the related Trust Fund less any Net Insurance Proceeds with respect thereto to the extent applied to principal.

         Permitted Investments: Any one or more of the following obligations or securities held in the name of the Certificate Trustee for the benefit of the Certificateholders:

                 (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                 (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Certificate Trustee acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

                 (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Certificate Trustee holds the security therefor;

                 (iv) securities bearing interest or sold at a discount issued by any corporation (including the Certificate Trustee) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the related Trust to exceed 10% of the aggregate Outstanding Principal Balances of all of the Mortgage Loans in the related Mortgage Loan Group and the principal amount of all Permitted Investments held as part of the related Trust;

                 (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

                 (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                 (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Certificate Trustee, including those money market funds managed or advised by the Master Servicer or an affiliate thereof; and

                 (viii) any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which the Certificate Trustee, the Master Servicer or any affiliate of the Certificate Trustee or the Master Servicer acts as a manager or an advisor;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Prepayment Period: With respect to any Distribution Date and the Mortgage Loans (other than the NCM Mortgage Loans that are the subject of a Voluntary Principal Prepayment in full), the period from the first day through the last day of the month preceding the month in which the Distribution Date occurs, and with respect to the NCM Mortgage Loans which are the subject of a Voluntary Principal Prepayment in full, the period from the eighteenth day of the month preceding the month in which the Distribution Date occurs to the seventeenth day of the month in which the Distribution Date occurs.

         Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, or any replacement policy therefor.

         Principal Prepayment: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and the purchase price in connection with any purchase of a Mortgage Loan, any cash deposit in connection with the substitution of a Mortgage Loan, and the principal portion of Net Liquidation Proceeds.

         Protected Account: An account established and maintained in the name of the Certificate Trustee for the benefit of Certificateholders by any Sub-Servicer with respect to the Mortgage Loans and with respect to REO Property in a Designated Depository Institution for receipt of principal and interest and other amounts as described in Section 4.01; provided that if such

Protected Account is not maintained with a Designated Depository Institution, deposits in such Protected Account must be fully insured by the FDIC or the NCUSIF or, to the extent not so insured, invested in Permitted Investments.

         Purchaser Representation Letter: A letter in substantially the form attached hereto as Exhibit E.

         Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Bonds rated by the Rating Agencies as of the Closing Date.

         Rating Agencies:  Fitch and Moody's.

         Rating Agency Eligible Account: An account, including one maintained with the Certificate Trustee, which either (i) is a trust account maintained with the corporate trust department of a depository institution or trust company (including, without limitation, the Certificate Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia which is not affiliated with the Master Servicer, any Sub-Servicer or any other master servicer other than the Certificate Trustee or (ii) is maintained with an entity which is an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or higher by Moody's and "A" or higher by Fitch, or one of the two highest short-term ratings by each Rating Agency, and which is either (a) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association under the federal banking laws, or (d) a principal subsidiary of a bank holding company.

         Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation less (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

         Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Certificate Trustee).

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

         REMIC: A real estate mortgage investment conduit, as defined in the Code.

         REMIC 1:  As defined in the Series Supplement.

         REMIC 2:  As defined in the Series Supplement.

         REMIC 3:   As defined in the Series Supplement.

         REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions,
(i) cause any Series REMIC to fail to qualify as a REMIC while any regular interest in any Series REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any Series REMIC or (iii) constitute a taxable contribution to any Series REMIC after the Startup Day.

         REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Property: A Mortgaged Property acquired in the name of the Certificate Trustee, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased pursuant to Section
2.02 or 2.03A an amount equal to the sum of (i) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition) plus (ii) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (ii) all advances (excluding Monthly Advances) relating to such Mortgage Loan.

         Request for Release: A request for release in the form attached hereto as Exhibit D.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

         Responsible Officer: Any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Certificate Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement or any other officer of the Certificate Trustee to whom matters under this Agreement may be referred.

         Scheduled Payment: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

         Scheduled Principal:  The principal portion of any Scheduled Payment.

         Scheduled Principal Balance: With respect to any Mortgage Loan on any Distribution Date, (i) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (i.e., taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period), but after taking into consideration any Deficient Valuation or any Relief Act adjustment, less (ii) any Principal Prepayments (including the principal portion of Net Liquidation Proceeds) received during or prior to the related Prepayment Period; provided that the Scheduled Principal Balance of a Liquidated Mortgage Loan is zero.

         Securities Act:  The Securities Act of 1933, as amended.

         Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

         Seller: CMC Securities Corporation III, a Delaware corporation, or its successors in interest.

         Series: A Series of Certificates (which may consist of a single Certificate) evidencing a beneficial interest in the Trust for such Series.
The Series is indicated on the face of a Certificate. The Series issued pursuant to this Agreement are designated as Series 1998-2A and Series 1998-2B.

         Series REMIC:   Any of REMIC 1, REMIC 2 or REMIC 3.

         Series Supplement: The Series 1998-2 Supplement, dated as of September 30, 1998, to the Indenture, by and between the Seller, the Indenture Trustee and the Bond Administrator.

         Servicing Account: The separate trust account(s) created and maintained by each Sub-Servicer pursuant to the related Sub-Servicing Agreement with respect to the Mortgage Loans or with respect to REO Property in a Designated Depository Institution for collection of taxes, assessments, insurance premiums and comparable items as described in Section 3.07.

         Servicing Advances: All reasonable and customary "out of pocket" costs and expenses incurred in the performance by the Master Servicer or any Sub-Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (iv) compliance with the obligations under Section 3.07 or 3.10, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the first lien on the Mortgaged Property pursuant to Section 3.12, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Master Servicer or such Sub-Servicer to the extent provided in Sections 4.02(b) and 4.03(b).

         Servicing Officer: Any officer of any Sub-Servicer or the Master Servicer or of an agent or independent contractor through which all or part of the Sub-Servicer's servicing responsibilities or the Master Servicer's master servicing responsibilities are carried out, involved in, or responsible for, the administration and servicing or master servicing, respectively, of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Certificate Trustee by any Sub-Servicer or the Master Servicer as such list may from time to time be amended in accordance with the foregoing.

         Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.10 and (b) any loss caused by or resulting from:

                 (1)      normal wear and tear;

                 (2) conversion or other dishonest act on the part of the Certificate Trustee, a Sub-Servicer, the Master Servicer or any of their agents or employees; or

                 (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Realized Loss suffered by the related Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgage Property as reported by a Sub-Servicer to the Master Servicer unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgage Property under Section 3.10.

         Special Hazard Loss Amount: Upon the initial issuance of the Certificates, the "Special Hazard Loss Amount" for the Group 1 Mortgage Loans will equal $4,452,996 and the "Special Hazard Loss Amount" for the Group 2 Mortgage Loans will equal $2,243,054. As of any Distribution Date, the Special Hazard Loss Amount for each Mortgage Loan Group will equal the initial Special Hazard Loss Amount for such Mortgage Loan Group minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Bonds of the related Bond Group in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount for such Mortgage Loan Group.

         Special Hazard Termination Date: For either Mortgage Loan Group, the Distribution Date upon which the applicable Special Hazard Loss Amount has been reduced to zero or a negative number.

         Startup Day:  September 30, 1998.

         Sub-Group:  Either Sub-Group 2A or Sub-Group 2B.

         Sub-Group 2A: The sub-group of Mortgage Loan Group 2 which consists of the Sub-Group 2A Mortgage Loans.

         Sub-Group 2A Mortgage Loans: The Mortgage Loans in Mortgage Loan Group 2 designated as the "Sub-Group 2A Mortgage Loans" on the applicable Mortgage Loan Schedule.

         Sub-Group 2B: The sub-group of Mortgage Loan Group 2 which consists of the Sub-Group 2B Mortgage Loans.

         Sub-Group 2B Mortgage Loans: The Mortgage Loans in Mortgage Loan Group 2 designated as the "Sub-Group 2B Mortgage Loans" on the applicable Mortgage Loan Schedule.

         Subordinate Bonds: As defined in the Series Supplement.

         Sub-Servicer: (i) Any of Cendant, NCM or WMBFA, or (ii) any Person with which the Master Servicer and each Trust have entered into an agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.03. As of the Closing Date, (i) Cendant will be the Sub-Servicer of the Cendant Mortgage Loans under the Cendant Sub-Servicing Agreement, (ii) NCM will be the Sub-Servicer of the NCM Mortgage Loans under the NCM Sub-Servicing Agreement, and (iii) WMBFA will be the Sub-Servicer of the WMBFA Mortgage Loans under the WMBFA Sub-Servicing Agreement.

         Sub-Servicer Remittance Date: The 18th day of each month, or if such day is not a Business Day, the preceding Business Day.

         Sub-Servicing Agreement: Any of the Cendant Sub-Servicing Agreement, the NCM Sub-Servicing Agreement or the WMBFA Sub-Servicing Agreement.

         Sub-Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Sub- Servicing Fee Rate.

         Sub-Servicing Fee Rate: With respect to any Mortgage Loan, the per annum rate of 0.20% for each Cendant Mortgage Loan, 0.25%, for each NCM Mortgage Loan and 0.25%, for each WMBFA Mortgage Loan, in each case payable from full payments of accrued interest on each such Mortgage Loan. Any Cendant Sub-Servicing Fee Rate in excess of 0.20% per annum will be set aside to pay for lender funded mortgage insurance and will not be treated as servicing compensation to Cendant and will not be available to make Compensating Interest Payments.

         Substitute Mortgage Loan: A mortgage loan tendered to the Custodian on behalf of the Certificate Trustee pursuant to Section 2.04, in each case,
(i) which has an Outstanding Principal Balance not materially greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a fixed Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan in the related Mortgage Loan Group;
(iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; and (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted.

         Trust Agreement: That certain Trust Agreement, dated as of September 30, 1998, by and between the Seller and The First National Bank of Chicago, as Bond Pool Trustee.

         Trust Fund or Trust: With respect to a Series, the pool of assets subject hereto in which the Certificates of such Series represent a beneficial interest, constituting the related Trust created hereby and to be administered hereunder with respect to such Series, consisting of: (i) the related Mortgage Loans and all rights pertaining thereto including all interest and principal due with respect to such Mortgage Loans after the Cut-off Date, but excluding any payments of principal or interest due on or prior to the Cut-off Date; (ii) such assets as from time to time shall be credited or are required by the terms of this Agreement to be credited to the Certificate Account with respect to such Series, excluding any income to the Master Servicer from Permitted Investments under Section 4.01(a); (iii) such assets as from time to time may be held by the Master Servicer in the Master Servicer Collection Account, excluding any income to the Master Servicer from Permitted Investments under
Section 4.01(a)); (iv) any Protected Accounts or Servicing Accounts with respect to such Series (to the extent the mortgagee has a claim thereto and excluding any income to the applicable Sub-Servicer or interest payable to Mortgagors pursuant to applicable law); (v) any REO Property with respect to such Series; (vi) the Required Insurance Policies and any amounts paid or payable by the Insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto) with respect to such Series; (vii) the Mortgage Loan Purchase Agreement and the Assignment Agreement to the extent provided in
Section 2.04(a); and (viii) any and all proceeds of the foregoing. The Trust Fund relating to Series 1998-2A shall include the Mortgage Loans identified on the Group 1 Mortgage Loan Schedule, and the Trust Fund relating to Series 1998-2B shall include the Mortgage Loans identified the Group 2 Mortgage Loan Schedule. Reference to Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust of a particular Series means Holders of Certificates the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

         Uninsured Cause: Any cause of damage to a Mortgaged Property or REO Property such that the complete restoration of such Mortgaged Property or REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.10, without regard to whether or not such policy is maintained.

         Voluntary Principal Prepayment: With respect to any Distribution Date, any Principal Prepayment received from the related Mortgagor on a Mortgage Loan.

         WMBFA:  Washington Mutual Bank, F.A., or its successors in interest.

         WMBFA Mortgage Loans: The Mortgage Loans that were originated or acquired by WMBFA, as indicated on the related Mortgage Loan Schedule, and that are subject to the WMBFA Sub-Servicing Agreement.

         WMBFA Sub-Servicing Agreement: The Purchase, Warranties and Servicing Agreement dated as of May 1, 1998 between BSMCC and WMBFA, as such agreement relates to the Mortgage Loans conveyed under that Term Sheet dated September 11, 1998, and such Term Sheet.

                                   ARTICLE II

                         Conveyance of Mortgage Loans;

                       Original Issuance of Certificates

         Section 2.01.  Conveyance of Mortgage Loans to Certificate Trustee.

         (a) Two trusts (each, a "Trust") of which the Certificate Trustee is the trustee are hereby created under the laws of the State of New York for the benefit of the Holders of the related Series of Certificates. The purpose of each Trust is to hold the related Trust Fund and provide for the issuance, execution, authentication and delivery of the related Certificates. The assets of each Trust shall consist of the related Trust Fund. Each Trust shall be irrevocable.

         The Mortgage Loan documents delivered to the Custodian pursuant to
Section 2.01(c) shall remain in the custody of the Custodian on behalf of the Certificate Trustee, on behalf of the related Trust. Moneys to the credit of each Trust shall be held by the Certificate Trustee and invested as provided herein. All assets received and held in each Trust will not be subject to any right, charge, security interest, lien or claim of any kind in favor of The First National Bank of Chicago in its own right, or any Person claiming through it. The Certificate Trustee, on behalf of each Trust, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of such Trust to any Person, except as permitted herein. No creditor of a beneficiary of a Trust, of the Certificate Trustee, of the Master Servicer, or of the Seller shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of a Trust, except in accordance with the terms of this Agreement.

         (b) The Seller concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the applicable Trust, without recourse, all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule for the related Mortgage Loan Group, including all interest and principal due with respect to such Mortgage Loans after the Cut-off Date, but excluding any payments of principal and interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Certificate Account, (iii) such assets relating to such Mortgage Loans as from time to time may be held by the Master Servicer or a Sub-Servicer in the Master Servicer Collection Account or any Protected Accounts (excluding any income to the Master Servicer or any Sub-Servicer from Permitted Investments),
(iv) such assets relating to such Mortgage Loans as from time to time may be held by the Certificate Trustee in the Certificate Account (excluding any income to the Master Servicer from Permitted Investments under Section 4.01(d)), (v) any Servicing Accounts (to the extent the mortgagee has a claim thereto and excluding any income to a Sub-Servicer or interest payable to Mortgagors pursuant to applicable law), (vi) any REO Property, (vii) the Required Insurance Policies and any amounts paid or payable by the Insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto),
(viii) the Mortgage Loan Purchase Agreement to the extent provided in Subsection 2.03A(a), and (ix) any proceeds of the foregoing. The Mortgage Loans that constitute part of the Trusts shall be divided into two separate Trust Funds, one for each Mortgage Loan Group. Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans and other assets in each Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted to the Certificate Trustee a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other assets in each Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         (c) In connection with the above transfer and assignment, the Seller hereby deposits with the Custodian on behalf of the Certificate Trustee, with respect to each Mortgage Loan (i) the original Mortgage Note, endorsed without recourse to the order of the Certificate Trustee and showing an unbroken chain of endorsements from the original payee thereof to the Person endorsing it to the Certificate Trustee, (ii) the original Security Instrument, which shall have been recorded, with evidence of such recording indicated thereon, (iii) a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to the Certificate Trustee of the Security Instrument, with evidence of recording with respect to each Mortgage Loan in the name of the Certificate Trustee thereon (or if clause (x) in the proviso below applies, shall be in recordable form), (iv) all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Seller with evidence of recording thereon, (v) the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any, (vi) the original policy of title insurance or mortgagee's certificate of title insurance or commitment or binder for title insurance and (vii) originals of all modification agreements, if applicable and available;

provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Security Instrument, assignments to the Certificate Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Seller in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by BSMCC or the applicable Sub-Servicer, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording"; (y) in lieu of the Security Instrument, assignment to the Certificate Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from BSMCC, the Master Servicer or the applicable Sub-Servicer, to such effect), the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to 17 Mortgage Loans, with an aggregate Scheduled Principal Balance as of the Cut-off Date of $5,796,277, each as identified in the list delivered by the Seller to the Certificate Trustee on the Closing Date and set forth in Exhibit J hereto, the Seller may deliver a lost note affidavit and, if available, a copy of the original Mortgage Note; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Custodian and to the Certificate Trustee a certification of a Servicing Officer to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Certificate Account on the Closing Date. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Custodian on behalf of the Certificate Trustee promptly after they are received.

Pursuant to the Sub-Servicing Agreements, each Sub-Servicer shall cause, at its expense, the Security Instrument and intervening assignments, if any, and the assignment of the Security Instrument to the Certificate Trustee to be recorded not later than 180 days after the Closing Date.

         Section 2.02.  Acceptance of Mortgage Loans by Certificate Trustee.
(a) The Certificate Trustee acknowledges receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that the Custodian holds on behalf of the Certificate Trustee the documents (or certified copies thereof) delivered to the Custodian pursuant to Section 2.01 and declares that the Custodian on behalf of the Certificate Trustee will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of each Trust Fund delivered to it as Certificate Trustee or to the Custodian on behalf of the Certificate Trustee in trust for the use and benefit of all present and future Holders of the Certificates. No later than 45 days after the Closing Date (or, with respect to any Substitute Mortgage Loan, within 5 Business Days after the receipt by the Custodian on behalf of the Certificate Trustee thereof), the Certificate Trustee agrees, for the benefit of the Certificateholders, to cause the Custodian to review each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Seller, the Certificate Trustee and the Master Servicer an Initial Certification substantially in the form annexed hereto as Exhibit G. In conducting such review, the Certificate Trustee will cause the Custodian to ascertain whether all required documents have been executed and received and whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in Exhibit B-1 and Exhibit B-2 to this Agreement, as supplemented (provided, however, that with respect to those documents described in subclauses (c)(iv), (c)(v) and (c)(vi) of Section 2.01, the Custodian's obligations shall extend only to documents actually delivered pursuant to such subsections). In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Custodian finds any document constituting part of the Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in Exhibit B-1 or Exhibit B-2 or to appear to be defective on its face, the Custodian shall promptly notify the Certificate Trustee, the Seller and BSMCC. BSMCC shall correct or cure any such defect within 90 days from the date of notice from the Custodian of the defect and if BSMCC fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, BSMCC will, subject to Section 2.04, within 120 days from the Certificate Trustee's notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of BSMCC to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, BSMCC shall not be required to purchase such Mortgage Loan if BSMCC delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that BSMCC cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that BSMCC shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of a Servicing Officer confirming that such documents have been accepted for recording, and delivery to the Custodian shall be effected by BSMCC within thirty days of its receipt of the original recorded document.

         (b) No later than 180 days after the Closing Date, the Certificate Trustee will cause the Custodian to review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Seller, the Certificate Trustee and the Master Servicer, a Final Certification substantially in the form annexed hereto as Exhibit H. In conducting such review, the Certificate Trustee will cause the Custodian to ascertain whether an original of each document required to be recorded has been received by the Custodian from the recording office with evidence of recording thereon or a certified copy has been received by the Custodian from the recording office. If the Custodian finds any document constituting part of the Mortgage File has not been received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B-1 and Exhibit B-2 or to appear defective on its face, the Custodian shall promptly notify the Certificate Trustee and BSMCC (provided, however, that with respect to those documents described in subsection (c)(iv), (c)(v) and (c)(vi) of Section 2.01, the Custodian's obligations shall extend only to the documents actually delivered pursuant to such subsections). BSMCC shall correct or cure any such defect or shall deliver to the Certificate Trustee and the Custodian an Opinion of Counsel to the effect that such defect does not materially or adversely affect the interests of Certificateholders in such Mortgage Loan within 90 days from the date of notice from the Certificate Trustee of the defect and if BSMCC is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, BSMCC shall, subject to
Section 2.04, within 120 days from the Certificate Trustee's notification purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect relates solely to the inability of BSMCC to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, BSMCC shall not be required to purchase such Mortgage Loan, if BSMCC delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date.

         (c) Notwithstanding the foregoing and the provisions of Section 2.04, if a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, BSMCC shall, within 90 days after the date such defect is discovered, purchase such Mortgage Loan at the applicable Repurchase Price, unless BSMCC delivers to the Certificate Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of each of REMIC 1, REMIC 2 and REMIC 3 as a REMIC for federal income tax purposes.

         (d) In the event that a Mortgage Loan is purchased by BSMCC in accordance with Subsections 2.02(a) or (b) above, BSMCC shall remit the Repurchase Price to the Certificate Trustee for deposit in the appropriate sub-account of the Certificate Account and shall provide to the Certificate Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the appropriate sub-account of the Certificate Account, the Certificate Trustee shall cause the Custodian to release to BSMCC the related Mortgage File and shall execute and deliver all instruments of transfer or assignment, without recourse, furnished to it by BSMCC as are necessary to vest in BSMCC title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Certificate Trustee. The Certificate Trustee shall cause BSMCC to amend the Mortgage Loan Schedule, which was previously delivered to it by Seller in a form agreed to between BSMCC and the Custodian, to reflect such repurchase and shall promptly notify the Master Servicer and the Rating Agencies of such amendment. The obligation of BSMCC to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Certificate Trustee on their behalf.

         Section 2.03. Representations, Warranties and Covenants of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Certificate Trustee as of the Closing Date that:

                 (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and throughout the term of this Agreement will remain a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has the corporate power and authority to perform its obligations under this Agreement;

                 (ii) The execution and delivery of this Agreement have been duly authorized by all requisite corporate action;

                 (iii) This Agreement, assuming due authorization, execution, and delivery by the other parties hereto, will constitute the Master Servicer's legal, valid and binding obligation, enforceable against it in accordance with its terms, except only as such enforcement may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

                 (iv) Its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not
         (A) violate its charter or bylaws, (B) to its knowledge, violate any law or regulation, or any administrative or judicial decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets;

                 (v) To its best knowledge, it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would reasonably be expected to have consequences that would materially and adversely affect its financial condition or operations or its performance hereunder;

                 (vi) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement to be performed by it;

                 (vii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of its business; and

                 (viii) No litigation is pending or, to its best knowledge, threatened against it, which could be reasonably expected to materially and adversely affect its entering into this Agreement or performing its obligations under this Agreement or which would have a material adverse effect on its financial condition.

         Section 2.03A. Assignment of Interest in the Mortgage Loan Purchase Agreement. (a) The Seller hereby assigns to the Certificate Trustee all of its right, title and interest in the Mortgage Loan Purchase Agreement and in that certain Assignment, Assumption and Recognition Agreement dated as of September 30, 1998, by and among the Seller, CCC and BSMCC, and all of Seller's rights and obligations pursuant to the Sub-Servicing Agreements, provided that the Seller retains a joint and several right in the event of breach of the representations, warranties and covenants of a Sub- Servicer under any of the Sub-Servicing Agreements to enforce the provisions thereof and to seek all or any available remedies; and provided further that this shall not be deemed an agreement or requirement on the part of the Seller to pursue any such remedies; provided, further, that the obligations of BSMCC to substitute or repurchase a Mortgage Loan shall be the Certificate Trustee's and the Certificateholders' sole remedy for any breach thereof. At the request of the Certificate Trustee, the Seller shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Certificate Trustee and the Certificateholders or shall execute such further documents as the Certificate Trustee may reasonably require in order to enable the Certificate Trustee to carry out such enforcement. The Certificate Trustee hereby delegates to the Master Servicer the rights to enforce the Certificate Trustee's rights under the Sub-Servicing Agreements, and the Master Servicer hereby accepts such delegation.

         (b) If the Seller, the Master Servicer, the Custodian or the Certificate Trustee discovers a breach of any of the representations and warranties set forth in Exhibit C or Section 7 of the Mortgage Loan Purchase Agreement and such breach existed on the date the representation and warranty was made, which breach materially and adversely affects the value of the interests of Certificateholders or the Certificate Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. BSMCC, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the breach in all material respects or, subject to Section 2.04, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Certificate Trustee; provided, however, that if there is a breach of any representation set forth in Exhibit C and the Mortgage Loan or the related property acquired with respect thereto has been sold, then BSMCC shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. (If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to BSMCC to the extent not required by law to be paid to the borrower.) Any such purchase by BSMCC shall be made by providing an amount equal to the Repurchase Price to the Certificate Trustee for deposit in the appropriate sub-account of the Certificate Account and the Certificate Trustee, upon deposit of the Repurchase Price in the appropriate sub- account of the Certificate Account and of written notification detailing the components of such Repurchase Price, shall cause the Custodian to release to BSMCC the related Mortgage File and shall execute and deliver all instruments of transfer or assignment furnished to it by BSMCC, without recourse, as are necessary to vest in BSMCC title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Certificate Trustee. The Custodian shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Master Servicer, the Certificate Trustee and the Rating Agencies of such amendment. Enforcement of the obligation of BSMCC to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Certificate Trustee on their behalf.

         Section 2.04. Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to Sections 2.02 or 2.03A, BSMCC may, no later than the date by which such purchase by BSMCC would otherwise be required, tender to the Custodian on behalf of the Certificate Trustee a Substitute Mortgage Loan accompanied by an Officer's Certificate of BSMCC that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of "Substitute Mortgage Loan"; provided, however, that substitution pursuant to this Section
2.04 in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day. The Certificate Trustee shall cause the Custodian to examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and shall notify the related Master Servicer in writing, within five Business Days after receipt, whether or not the documents relating to the Substitute Mortgage Loan satisfy the requirements of the third sentence of Subsection 2.02(a). Within two Business Days after such notification, BSMCC shall provide to the Certificate Trustee for deposit in the appropriate sub-account of the Certificate Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by BSMCC of the Repurchase Price for the purchase of a Mortgage Loan by BSMCC. After such notification to BSMCC and, if any such excess exists, upon receipt of such deposit, the Certificate Trustee shall accept such Substitute Mortgage Loan, which shall thereafter be deemed to be a Group 1 Mortgage Loan or a Group 2 Mortgage Loan, as applicable, hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the related Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of BSMCC. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of BSMCC and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the related Trust Fund. Upon acceptance of the Substitute Mortgage Loan, the Certificate Trustee shall cause the Custodian to release to BSMCC the related Mortgage File related to any Mortgage Loan released pursuant to this Section 2.04 and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in BSMCC title to and rights under any Mortgage Loan released pursuant to this Section 2.04. BSMCC shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of Subsections 2.01(c) and 2.02(b), with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Subsections. The representations and warranties set forth in Exhibit C shall be deemed to have been made by BSMCC with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Custodian on behalf of the Certificate Trustee. The Custodian shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Master Servicer, the Certificate Trustee and the Rating Agencies.

         Section 2.05. Representations and Warranties of the Certificate Trustee. The Certificate Trustee hereby represents and warrants to the Seller and the Master Servicer, as of the Closing Date (and in the case of paragraphs
(iv) and (v) below throughout the term of the Agreement), that:

                 (i) The Certificate Trustee is a national bank duly organized, validly existing and in good standing under the laws of the United States with a principal place of business in Chicago, Illinois;

                 (ii) Subject to the right of the Certificate Trustee to appoint a co-trustee or separate trustee under Section 9.11 hereof in order to meet the legal requirements of a particular jurisdiction, the Certificate Trustee has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Certificates;

                 (iii) To the best of the Certificate Trustee's knowledge, after reasonable investigation, the execution and delivery by the Certificate Trustee of this Agreement and the Certificates and the performance by the Certificate Trustee of its obligations under this Agreement and the Certificates will not violate any provision of the Certificate Trustee's charter or bylaws or any law or regulation governing the Certificate Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Certificate Trustee or any of its assets. To the best of the Certificate Trustee's knowledge, after reasonable investigation, such execution, delivery and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the fiduciary activities of a national bank. To the best of the Certificate Trustee's knowledge, after reasonable investigation, such execution, delivery and performance will not conflict with, or result in a breach or violation of, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Certificate Trustee is a party or by which it or its properties is bound;

                 (iv) This Agreement has been duly executed and delivered by the Certificate Trustee. This Agreement, when executed and delivered by the other parties hereto, will constitute the valid, legal and binding obligation of the Certificate Trustee, enforceable against the Certificate Trustee in accordance with its terms, except as the enforcement thereof may be limited by applicable Debtor Relief Laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law; and

                 (v) All funds received by the Certificate Trustee and required to be deposited in the Certificate Account and the Custody Account pursuant to this Agreement will be promptly so deposited.

         Section 2.06. Issuance of Certificates. The Certificate Trustee acknowledges the assignment to it of the Mortgage Loans and the other assets comprising each Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Seller, in exchange therefor, Certificates in the aggregate Initial Certificate Principal Balance and in such Authorized Denominations representing such Fractional Undivided Interests as the Seller has requested. The Certificate Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Certificate Trustee in trust for the benefit of the Certificateholders.

         Section 2.07. Representations and Warranties Concerning the Seller. The Seller hereby represents and warrants to the Certificate Trustee and the Master Servicer as follows:

                 (i) the Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as currently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                 (ii) the Seller has full corporate power to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under this Agreement;

                 (iii) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller;

                 (iv) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                 (v) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                 (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will, if determined adversely to the Seller, materially and adversely affect the Seller's ability to enter into this Agreement or perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                 (vii) immediately prior to the transfer and assignment to the Certificate Trustee, no Mortgage Note and no Security Instrument was subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Certificate Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Section 2.08. The Custodian. Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge that the functions of the Certificate Trustee with respect to the inspection, custody and release of the Mortgage Files pursuant to Sections 2.01, 2.02, 2.03A and 2.04 shall be performed by the Custodian. The Custodian shall receive no separate fee from the Trusts for performing such services. The Certificate Trustee shall not be liable for any acts or omissions of the Custodian. The parties hereto hereby appoint Norwest and Norwest hereby accepts such appointment, to serve as Custodian hereunder. The Certificate Trustee may terminate the Custodian at any time upon or after the occurrence of an Event of Default and either assume possession of the Mortgage Files directly or through another Custodian.


                                  ARTICLE III

                 Administration and Servicing of Mortgage Loans

         This Article III and certain other Sections of this Agreement describe, in summary form, certain provisions of the Sub-Servicing Agreements entered into between BSMCC and the various Sub-Servicers who will service the Mortgage Loans. To the extent that any Sub-Servicing Agreement conflicts with the summaries set forth in this Agreement, the provisions of the applicable Sub-Servicing Agreement will govern. Except as otherwise set forth herein, this Article III and the other Sections of this Agreement describing the Sub-Servicing Agreements are for informational purposes only and do not establish responsibilities and shall not be construed to impose any obligations or duties on any Person, including, in particular, the Master Servicer or any Sub-Servicer.

         Section 3.01. Master Servicer to Master Service. (a) The Master Servicer shall supervise the servicing and administration of the Mortgage Loans and any related REO Property by each Sub-Servicer in accordance with the terms of the related Sub-Servicing Agreements and the Master Servicer's normal master servicing practices, which generally conform to the standards of an institution prudently master servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with the supervision of such servicing and administration. The Master Servicer may perform its master servicing responsibilities hereunder through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Master Servicer, in its capacity as master servicer, shall include, without limitation, the power to consult with and advise any Sub-Servicer regarding administration of a related Mortgage Loan. The authority of the Master Servicer shall include, in addition, the power on behalf of the Certificateholders, the Certificate Trustee or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfers of any related Mortgaged Property and assumptions of the related Mortgage Notes and Security Instruments (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds and Liquidation Proceeds. Without limiting the generality of the foregoing, the Master Servicer may, and is hereby authorized, and empowered by the Certificate Trustee to, execute and deliver, on behalf of itself, the Certificateholders, the Certificate Trustee, or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the

Mortgaged Properties. The Master Servicer may exercise this power in its own name or in the name of the Certificate Trustee.

         (b) Notwithstanding the provisions of Subsection 3.01(a), the Master Servicer shall not take any action which, in the Master Servicer's reasonable business judgment, would be inconsistent with generally accepted good master servicing procedures and practices and with the interest of the Certificate Trustee or the Certificateholders in the related Mortgage Loans or with the rights and interests of the Certificate Trustee or the Certificateholders under this Agreement.

         (c) The Certificate Trustee shall furnish each Sub-Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable each Sub-Servicer to service, and the Master Servicer to master service, the related Mortgage Loans and REO Property.

         Section 3.02. Sub-Servicing Agreement Between the Master Servicer and Sub-Servicers.

         (a)     [Reserved].

         (b) As part of its master servicing responsibilities hereunder, the Master Servicer, for the benefit of the Certificate Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) Notwithstanding anything contained herein to the contrary, the parties hereto agree that (i) Cendant shall be the Sub-Servicer of the Cendant Mortgage Loans pursuant to the Cendant Sub-Servicing Agreement, (ii) WMBFA shall be the Sub-Servicer of the WMBFA Mortgage Loans pursuant to the WMBFA Sub-Servicing Agreement, and (iii) NCM shall be the Sub-Servicer of the NCM Mortgage Loans pursuant to the NCM Sub-Servicing Agreement.

         Section 3.03. Successor Sub-Servicers. The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist in accordance with the terms and conditions of such Sub-Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that upon termination, the Master Servicer shall either act as servicer of the related Mortgage Loans or enter into an appropriate contract with a successor Sub-Servicer pursuant to which such successor Sub-Servicer will be bound by all relevant terms of the related Sub-Servicing Agreement pertaining to the servicing of such Mortgage Loans.

         Section 3.04. [Reserved]

         Section 3.05.  Assumption of Master Servicing by Certificate Trustee.

         (a)     [Reserved].

         (b) In the event that the Certificate Trustee or its designee as successor master servicer for the Certificate Trustee assumes the servicing obligations of the Master Servicer under Section 8.02, upon the reasonable request of the Certificate Trustee or such designee as successor master servicer, the Master Servicer shall at its own expense deliver to the Certificate Trustee, or at its written request to such designee, all documents and records, electronic or otherwise in the Master Servicer's possession, relating to the related Mortgage Loans or REO Property and an accounting of amounts collected and held by it, if any, and will otherwise cooperate and use its reasonable best efforts to effect the orderly and efficient transfer of the master servicing responsibilities hereunder to the Certificate Trustee, or at its written request to such designee as successor master servicer.

         Section 3.06. Collection of Mortgage Loan Payments. (a) The Master Servicer will coordinate and monitor remittances by Sub-Servicers with respect to the related Mortgage Loans in accordance with this Agreement and the related Sub-Servicing Agreements.

         (b) The Master Servicer shall make its reasonable best efforts to cause each Sub-Servicer to collect all payments required under the terms and provisions of the related Sub-Servicing Agreement and to follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, a Sub-Servicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a related Mortgage Loan and (ii) suspend or temporarily reduce or permit to be suspended or temporarily reduced Scheduled Payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. In the event a Sub- Servicer shall consent to the deferment of the due dates for payments due on a related Mortgage Note, the related Sub-Servicer shall make a Monthly Advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; provided, however, that the obligation of the Sub- Servicer to make a Monthly Advance shall apply only to the extent that the Sub-Servicer believes, in good faith, that such advances are not Nonrecoverable Advances.

         (c) A Sub-Servicer may not make any advances of amounts due in the future with respect to a Mortgage Loan and a Sub-Servicer shall not permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) any modification, waiver or amendment of any term of any related Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any Series REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

         (d) Promptly after a Sub-Servicer has determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Liquidation Proceeds will be received in connection therewith, such Sub-Servicer shall provide to the Master Servicer and the Certificate Trustee a certificate of a Servicing Officer that such Mortgage Loan became a Liquidated Mortgage Loan as of the date of such determination.

         Section 3.07. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

         (a) The Sub-Servicers will establish and maintain, in addition to the Protected Accounts, one or more Servicing Accounts. The Sub-Servicers will deposit and retain therein all otherwise unapplied collections from the Mortgagors, including amounts collected for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the Mortgagors.

         (b) The deposits in the Servicing Accounts shall be held in a Designated Depository Institution in an account designated as a "Mortgage Loan Servicing Account," held in trust by the Sub-Servicer, as agent for holders of various pass-through securities and other interests in mortgage loans sold by it; and agent for various mortgagors, as their interests may appear or under such other designation as may be permitted by a Sub-Servicing Agreement. The amount at any time credited to a Servicing Account must be fully insured by the FDIC or the NCUSIF, or, to the extent that such deposits exceed the limits of such insurance, such excess must be (i) transferred to another account in a Designated Depository Institution or (ii) if permitted by applicable law, invested in Permitted Investments held in trust by the Sub-Servicer as described above and maturing, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn, and in no event later than 45 days after the date of investment. The Sub- Servicers may establish Servicing Accounts not conforming to the foregoing requirements to the extent that such Servicing Accounts are Rating Agency Eligible Accounts. Withdrawals of amounts from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to transfer previously unapplied collections to a Protected Account, to reimburse the Master Servicer or a Sub-Servicer for any Servicing Advances made with respect to such items, to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Accounts or to clear and terminate the Servicing Accounts at or any time after the termination of this Agreement in accordance with Section 10.01.

         Section 3.08. Access to Certain Documentation and Information Regarding the Mortgage Loans. Each Sub-Servicer shall provide to the Certificate Trustee, the Master Servicer and the Seller access to the records and documentation regarding the related Mortgage Loans and REO Property and the servicing thereof and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Certificate Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Sub-Servicers, the Custodian or the Certificate Trustee that are designated by these entities; provided, however, that, unless otherwise required by law, the Certificate Trustee, the Custodian or the Sub-Servicer shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; provided, further, however, that the Certificate Trustee and the Seller shall coordinate their requests for such access so as not to impose an unreasonable burden on, or cause an interruption of, the business of any Sub-Servicer. The Sub-Servicers, the Custodian and the Certificate Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

         Section 3.09. Maintenance of Primary Mortgage Insurance Policies; Collection Thereunder. Each Sub-Servicer shall exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Mortgage Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each related conventional Mortgage Loan as to which as of the Cut-off Date such a Primary Mortgage Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Original Value in an amount at least equal to the excess of such original principal amount over 75% of such Original Value until the principal amount of any such Mortgage Loan is reduced below 80% of the Original Value or, based upon a new appraisal, the principal amount of such Mortgage Loan represents less than 80% of the new appraised value. The related Sub-Servicer shall effect the timely payment of the premium on each Primary Mortgage Insurance Policy. The related Sub-Servicer shall have the power to substitute for any Primary Mortgage Insurance Policy another substantially equivalent policy issued by another Qualified Insurer; provided that such substitution is subject to the condition, to be evidenced by a writing from each Rating Agency, that it would not cause the ratings on the Bonds to be downgraded or withdrawn.

         Section 3.10.  Maintenance of Hazard Insurance and Fidelity Coverage.
(a) Each Sub-Servicer shall maintain and keep, with respect to each related Mortgage Loan and each REO Property, in full force and effect hazard insurance (fire insurance with extended coverage) equal to at least the lesser of the Outstanding Principal Balance of the Mortgage Loan or the current replacement cost of the Mortgaged Property, and containing a standard mortgagee clause; provided, however, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless applicable state law requires a higher deductible, the deductible on such hazard insurance policy may be $1000 or 1% of the applicable amount of coverage, whichever is less. In the case of a condominium unit or a unit in a planned unit development, the required hazard insurance shall take the form of a multiperil policy covering the entire condominium project or planned unit development, in an amount equal to at least 100% of the insurable value based on replacement cost.

         (b) Any amounts collected by a Sub-Servicer under any such hazard insurance policy (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts released to the Mortgagor in accordance with the Sub-Servicer's normal servicing procedures, the terms of the Mortgage Note, the Security Instrument or applicable law) shall be deposited initially in a Protected Account, for transmittal to the appropriate sub-account of the Certificate Account or Custody Account, subject to withdrawal pursuant to
Section 4.03.

         (c) Any cost incurred by a Sub-Servicer in maintaining any such hazard insurance policy shall not be added to the amount owing under the related Mortgage Loan for the purpose of calculating monthly distributions to Certificateholders, notwithstanding that the terms of such Mortgage Loan so permit. Such costs shall be recoverable by the Sub-Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or by the Sub-Servicer from the Repurchase Price, to the extent permitted by
Section 4.03.

         (d) No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a Security Instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. Each year, in accordance with standards and procedures required by Freddie Mac, the Master Servicer shall perform, or cause a Sub-Servicer to perform, a review of the related Mortgage Loans to determine which, if any, of the Mortgaged Properties are located in a federally designated special flood hazard area and for each Mortgaged Property found to be located in a federally designated special flood hazard area, a Sub-Servicer shall use its best reasonable efforts to cause with respect to the related Mortgage Loans and each REO Property, flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the related Mortgaged Property, including all items taken into account in arriving at the Appraised Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Outstanding Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

         (e) If insurance has not been maintained complying with Subsections 3.10(a) and (d) and there shall have been a loss which would have been covered by such insurance had it been maintained, the related Sub-Servicer shall pay for any necessary repairs.

         (f) The related Sub-Servicer shall present, if it is a permitted claimant, claims under the related hazard insurance or flood insurance policy.

         (g) Each Sub-Servicer shall obtain and maintain an errors and omissions insurance policy covering such Sub-Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement and the related Sub-Servicing Agreement. The amount of coverage shall be at least equal to the coverage acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Master Servicer shall maintain at its own expense and for the duration of this Agreement a fidelity bond in such amount as is customary for master servicers or trustees of mortgage loans. The Master Servicer shall promptly notify the Certificate Trustee of any material change in the terms of its bond or policy. If any such bond of the Master Servicer ceases to be in effect, the Master Servicer shall, to the extent possible, give the Certificate Trustee ten days' notice prior to any such cessation and shall use its best efforts to obtain a comparable replacement bond or policy, as the case may be. Any amounts relating to the Mortgage Loans collected under such bond or policy shall be remitted to the appropriate sub-account of the Certificate Account to the extent that such amounts have not previously been paid to such account.

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         Section 3.11.  Due-on-Sale Clauses; Assumption Agreements.  (a)  In
any case in which a Sub-Servicer is notified that a Mortgaged Property relating to a Mortgage Loan has been or is about to be conveyed by the Mortgagor, such Sub-Servicer shall enforce any due-on-sale clause contained in the related Security Instrument to the extent permitted under the terms of the related Mortgage Note and by applicable law unless such Sub-Servicer reasonably believes such enforcement is likely to result in legal action by the Mortgagor. If such Sub-Servicer reasonably believes that such due-on-sale clause cannot be enforced under applicable law or if the related Mortgage Loan does not contain a due-on-sale clause, such Sub-Servicer may consent to a conveyance subject to the lien of the Mortgage, and to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and unless prohibited by applicable state law, such Mortgagor remains liable thereon, on condition, however, that the related Mortgage Loan shall continue to be covered (if so covered before the related Sub-Servicer enters into such agreement) by any Primary Mortgage Insurance Policy. The Sub-Servicer shall notify the Custodian, whenever possible, before the completion of such assumption agreement, and shall forward to the Custodian on behalf of the Certificate Trustee the original copy of such assumption agreement, which copy shall be added by the Custodian to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made. Any fee or additional interest collected by the Sub-Servicer for consenting to any such conveyance or entering into any such assumption agreement may be retained by the related Sub-Servicer as additional servicing compensation.

         (b) Notwithstanding the foregoing paragraph or any other provision of this Agreement, a Sub-Servicer shall not be deemed to be in default, breach or any other violation of its obligations under its Sub-Servicing Agreement by reason of any assumption of a related Mortgage Loan by operation of law or any conveyance by the Mortgagor of the related Mortgaged Property or assumption of a Mortgage Loan which the Sub-Servicer reasonably believes, based on prudent servicing standards, it may be restricted by law from preventing, for any reason whatsoever or if the exercise of such right would impair or threaten to impair any recovery under any applicable Insurance Policy, or, in the Sub-Servicer's judgment, be reasonably likely to result in legal action by the Mortgagor or would otherwise adversely affect the Certificateholders.

         Section 3.12. Realization Upon Defaulted Mortgage Loans. (a) Each Sub-Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing any related Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06 except that a Sub-Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of environmental hazards or toxic waste thereon and such Sub-Servicer determines it would be imprudent to do so or not in accordance with appropriate servicing standards. A Sub-Servicer can conclusively rely on results of third party inspections from parties it reasonably believes are qualified to conduct such inspections. In connection with such foreclosure or other conversion, the related Sub-Servicer shall use its best reasonable efforts to preserve REO Property and to realize upon related defaulted Mortgage Loans in such manner as to maximize the receipt of principal and interest by the Certificateholders, taking into account, among other things, the timing of foreclosure and the considerations set forth in Subsection 3.12(b). The foregoing is subject to the proviso that a Sub-Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it determines in good faith (i) that such restoration or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of reimbursements from the Certificate Account pursuant to Section 4.03) or through Insurance Proceeds (respecting which it shall have similar priority). A Sub-Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation), and to receive Excess Liquidation Proceeds as additional servicing compensation to the extent that transfers or withdrawals from the Certificate Account with respect thereto are permitted under Section
4.03. Any income from or other funds (net of any income taxes) generated by REO Property shall be deemed for purposes of this Agreement to be Insurance Proceeds.

         (b) Neither Trust Fund shall acquire any real property (or any personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that a Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by such Trust Fund before the close of the third taxable year following the taxable year in which such Trust Fund acquired such property (the "grace period") unless the Certificate Trustee shall have received a REMIC Opinion with respect to such longer retention or the Master Servicer applies for and receives an extension of the grace period under
Section 856(e)(3) of the Code, in which case such grace period described above will be extended by the period set forth in such REMIC Opinion or approved application, as the case may be. The Certificate Trustee and the Master Servicer shall have no obligation to pay for such REMIC Opinion.

         Section 3.13. Certificate Trustee to Cooperate; Release of Mortgage Files. (a) Upon payment in full of any Mortgage Loan or the receipt by the related Sub-Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Sub-Servicer will immediately notify the Custodian by a certification signed by a Servicing Officer in the Form of Exhibit D (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account have been or will be so deposited in the appropriate sub-account thereof) and shall request delivery to the Master Servicer or a Sub-Servicer, as the case may be, of the Mortgage File. Upon receipt of such certification and request, the Custodian shall release within five Business Days the related Mortgage File to the Master Servicer or a Sub-Servicer and execute and deliver to the Master Servicer or related Sub-Servicer, without recourse, the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Security Instrument (furnished by the related Sub-Servicer), together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account. If upon receipt of a properly executed request for release the Custodian fails to release the Mortgage File to the Sub-Servicer within the time frame required under this Agreement, the Custodian shall indemnify such Sub-Servicer for any penalties, charges, costs or damages payable as a result of such failure.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan or collection under a Required Insurance Policy, the Master Servicer or a Sub-Servicer shall deliver to the Certificate Trustee and the Custodian a Request for Release signed by a Servicing Officer on behalf of the Master Servicer or related Sub- Servicer in substantially the form attached as Exhibit D hereto. Upon receipt of the Request for Release, the Custodian shall deliver the Mortgage File to the Master Servicer or Sub-Servicer, as the case may be.

         (c) Each Sub-Servicer shall cause each Mortgage File released pursuant to Subsection 3.13(b) to be returned to the Custodian when the need therefor no longer exists, and in any event within 21 days of such Sub-Servicer's receipt thereof, unless the related Mortgage Loan has become a Liquidated Mortgage Loan and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the appropriate sub-account of the Certificate Account or such Mortgage File is being used to pursue foreclosure or other legal proceedings. Prior to return of a Mortgage File to the Custodian, the related Insurer or Sub-Servicer to whom such file was delivered shall retain such file in its respective control unless the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, to initiate or pursue legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Sub-Servicer has delivered to the Certificate Trustee and the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. If a related Mortgage Loan becomes a Liquidated Mortgage Loan, the Sub-Servicer shall deliver the Request for Release with respect thereto to the Certificate Trustee and the Custodian upon deposit of the related Liquidation Proceeds in the appropriate sub-account of the Certificate Account.

         (d) The Certificate Trustee shall execute and deliver to the Master Servicer and the related Sub-Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity. Together with such documents or pleadings the Master Servicer or the related Sub-Servicer shall deliver to the Certificate Trustee a certificate of a Servicing Officer in which it requests the Certificate Trustee to execute the pleadings or documents. The certificate shall certify and explain the reasons for which the pleadings or documents are required. It shall further certify that the Certificate Trustee's execution and delivery of the pleadings or documents will not invalidate any insurance coverage under the Required Insurance Policies or invalidate or otherwise affect the lien of the Security Instrument, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.14. Master Servicing and Sub-Servicing Compensation.  (a)
As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee from investment earnings on amounts in the Master Servicer Collection Account pursuant to Section 4.01(d) and the Certificate Account pursuant to Sections 4.02(c) and 4.03(b) and, in the case of the NCM Mortgage Loans, all interest paid by the related Mortgagors in connection with Voluntary Principal Prepayments received during the applicable Prepayment Period. Each Sub-Servicer shall be entitled to receive the Sub-Servicing Fee from full payments of accrued interest on each Mortgage

Loan for which it is acting as Sub-Servicer, subject to each Sub-Servicer's obligation to pay Compensating Interest Payments pursuant to Section 6.04.

         (b) The Master Servicer or a Sub-Servicer may retain additional servicing compensation in the form of prepayment charges, if any, assumption fees, tax service fees, fees for statement of account or payoff, late payment charges, interest on amounts deposited in any Accounts or Permitted Investments of such amounts, or otherwise. The related Sub-Servicer is also entitled to receive Excess Liquidation Proceeds as additional servicing compensation. The Master Servicer shall be required to pay all expenses it incurs in connection with its activities under this Agreement, and shall not be entitled to reimbursement except as provided in this Agreement. Expenses to be paid by the Master Servicer under this Subsection 3.14(b) shall include payment of the expenses of the accountants retained pursuant to Section 3.16.

         Section 3.15. Annual Statement of Compliance. Within 120 days after December 31st of each year, commencing December 1998, the Master Servicer at its own expense (other than with respect to clause (iii) below), shall deliver to the Certificate Trustee, with a copy to the Rating Agencies, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding fiscal year or applicable portion thereof and of performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default; (iii) a review of the reports required to be furnished by each Sub-Servicer pursuant to the applicable Sub-Servicing Agreement during the Sub-Servicer's most recently ended fiscal year on or prior to such December 31st has been made under such officer's supervision; and (iv) to the best of the Servicing Officer's knowledge, based on his review of such reports (unless the Servicing Officer has reason to believe that reliance on such reports is not justified), either nothing has come to the attention of such Officer that would cause such Officer to believe that a Sub-Servicer has failed to perform and fulfill its duties, responsibilities and obligations under its Sub-Servicing Agreement in all material respects throughout the year, or, if there has been a default in performance or fulfillment of any such duties, responsibilities or obligations, specifying the nature and status of each such default known to the Servicing Officer. Copies of such statements shall be provided by the Master Servicer to the Certificateholders upon request or by the Certificate Trustee at the expense of the Master Servicer should the Master Servicer fail to provide such copies.

         Section 3.16. Annual Independent Public Accountants' Servicing Report. (a) Within 120 days after December 31st of each year, commencing December 1998, the Master Servicer, at its expense, shall furnish to the Certificate Trustee and the Seller a copy of the Master Servicer's audited financial statements for the year most recently ended.

         (b) Promptly after its receipt from a Sub-Servicer, the Master Servicer, at its expense, shall furnish to the Certificate Trustee a copy of the most recently available letter or letters from one or more firms of Independent certified public accountants who are members of the American Institute of Certified Public Accountants reporting the results of such firm's examination of the servicing procedures of any such Sub-Servicer in accordance with the requirements of the Uniform

Single Attestation Program for Mortgage Bankers, or such other program as may be set forth in any such letter.

         Section 3.17. REMIC-Related Covenants. For as long as the Series REMICs shall exist, the Master Servicer and the Certificate Trustee shall act in accordance herewith to assure continuing treatment of each such Series REMIC as a REMIC, and the Certificate Trustee shall comply with any directions of the Master Servicer to assure such continuing treatment. In particular, the Certificate Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any Permitted Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Certificate Trustee has received a REMIC Opinion prepared at the expense of the related Trust Fund; and (b) other than with respect to a substitution pursuant to Section 2.04, accept any contribution to any Series REMIC after the Startup Day without receipt of a REMIC Opinion.

         Section 3.18. Additional Information. The Master Servicer agrees to furnish the Seller, at no expense to the Master Servicer, from time to time upon reasonable request, such further information, reports and financial statements as the Seller deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

         Section 3.19. Master Servicer to be Same Person as Bond Administrator. Notwithstanding anything herein to the contrary, the Master Servicer and the Bond Administrator shall be the same Person at all times during the term of this Agreement (or such earlier date as the Indenture may have been terminated). If the Master Servicer resigns or is terminated as master servicer under this Agreement, the successor master servicer shall assume and perform the obligations of the Bond Administrator under the Series Supplement.

                                   ARTICLE IV

                                    Accounts

         Section 4.01. Protected Accounts and Master Servicer Collection Account. (a) Pursuant to its Sub-Servicing Agreement, each Sub-Servicer shall establish and maintain a Protected Account complying with the requirements set forth in this Section 4.01, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within two (2) Business Days of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the Master Servicer, or such Sub-Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances (including Monthly Advances) made from the Sub-Servicer's own funds (less servicing compensation as permitted by Subsection 3.14(a)) and all other amounts to be deposited in the Protected Accounts. The Master Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Accounts for purposes required or permitted by this Agreement. All Protected Accounts shall be held in a Designated Depository Institution and segregated on the books of such institution. The amount at any time credited to a Protected Account shall be fully insured by the FDIC or the NCUSIF or, to the extent that such balance exceeds the lesser of $100,000 or the limits of such insurance, such excess must be invested in Permitted Investments or transferred to the appropriate sub-account of the Certificate Account or the related Custody Account or may be deposited in a Rating Agency Eligible Account in the name of the Certificate Trustee for the benefit of

Certificateholders and, except as provided in the next sentence, not commingled with any other funds. The Master Servicer may permit a Sub-Servicer to transfer funds to other accounts (which shall for purposes hereof be deemed to be Protected Accounts), commingle accounts or to establish Protected Accounts not conforming to the foregoing requirements, to the extent that such other accounts or Protected Accounts meet the requirements of each of the Rating Agencies for the maintenance of the ratings on the Bonds.

         Amounts on deposit in a Protected Account may be invested in Permitted Investments and, except as provided in the preceding paragraph, shall not be commingled with any other funds, such Permitted Investments to mature, or to be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Custody Account or Master Servicer Collection Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.01 shall be paid to the related Sub-Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Sub-Servicer. The related Sub-Servicer shall deposit the amount of any such loss in the related Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Sub-Servicer Remittance Date.

         (b) On or before the applicable monthly Sub-Servicer Remittance Date, each Sub-Servicer shall withdraw from the Protected Accounts or the Custody Account and shall immediately remit to the Master Servicer Collection Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date):

                 (i) Scheduled Payments on the related Mortgage Loans received or any related portion thereof advanced by the related Sub-Servicer which were due on or before the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period), net of the amount thereof comprising the applicable Sub-Servicing Fee due the related Sub-Servicer;

                 (ii) Full Principal Prepayments and any Liquidation Proceeds received by the related Sub-Servicer with respect to such Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising the applicable Sub-Servicing Fee due the related Sub- Servicer, to the extent such amounts exceed the related Compensating Interest Payments; and

                 (iii) Partial Principal Prepayments received by the related Sub-Servicer for such Mortgage Loans in the related Prepayment Period.

         With respect to the NCM Mortgage Loans only, NCM shall be obligated under its Sub-Servicing Agreement to remit to the Master Servicer Collection Account on each Sub-Servicer Remittance Date any Interest Shortfalls on NCM Mortgage Loans resulting from Principal Prepayments in full or in part, other than Voluntary Principal Prepayments in full, in the preceding

Prepayment Period. The Master Servicer shall remit to the Master Servicer Collection Account, for deposit in the Certificate Account on the next succeeding Distribution Date, the amount of Interest Shortfalls on NCM Mortgage Loans resulting from Voluntary Principal Prepayments in full in the related Prepayment Period.

         (c) Withdrawals may be made from a Protected Account only to make remittances as provided in Subsections 4.01(b) or 4.03(c), or Section 4.04; to reimburse the Master Servicer or a Sub-Servicer for Monthly Advances which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in
Section 4.02(b) certain amounts otherwise due to the Master Servicer or a Sub-Servicer may be retained by it and need not be deposited in the Master Servicer Collection Account.

         (d) The Master Servicer shall establish and maintain a Master Servicer Collection Account in the name of the Certificate Trustee for the benefit of the Certificateholders (and for the benefit of the Master Servicer to the extent of any investment earnings therein). The Master Servicer shall deposit to the Master Servicer Collection Account, within one Business Day of receipt, all amounts received from the Sub-Servicers. The Master Servicer is hereby authorized to make withdrawals from and deposits to the Master Servicer Collection Account for purposes required or permitted by this Agreement. The Master Servicer Collection Account shall be an Eligible Account and amounts on deposit therein may be invested by the Master Servicer, but if so invested, only in Permitted Investments selected by the Master Servicer.

         All investment earnings on amounts on deposit in the Master Servicer Collection Account shall be paid to the Master Servicer as additional compensation for its obligations under this Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Master Servicer Collection Account within two Business Days of receipt of notification of such loss but not later than the Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         As its compensation (the "Master Servicer Compensation"), the Master Servicer shall be entitled to receive all investment earnings on amounts in the Master Servicer Collection Account and the Certificate Account. On the Business Day prior to each Distribution Date, the Master Servicer shall withdraw from the Master Servicer Collection Account and remit to the Certificate Trustee all amounts in the Master Servicing Collection Account, net of the portion of the Master Servicer Compensation allocable to the Master Servicer Collection Account and all other amounts permitted to be withdrawn from such account pursuant to Section 4.03.

         Section 4.02. Certificate Account. (a) The Certificate Trustee shall establish and maintain in the name of the Certificate Trustee, for the benefit of the Certificateholders, the Certificate Account, which shall be an Eligible Account. The Certificate Account shall have two separate sub-accounts, one each for all funds with respect to each Mortgage Loan Group. The Certificate Trustee will deposit in the appropriate sub-account of the Certificate Account, as identified by the Master Servicer, as received the following amounts:

                 (i) Any amounts withdrawn from the Master Servicer Collection Account pursuant to Section 4.01(d) or the Custody Account pursuant to
         Section 4.04;

                 (ii)  Any Monthly Advance and any Compensating Interest
         Payments;

                 (iii) Any Insurance Proceeds or Liquidation Proceeds received by or on behalf of the Master Servicer which were not deposited in a Protected Account or the Custody Account;

                 (iv) The Repurchase Price with respect to any Mortgage Loans purchased by BSMCC pursuant to Sections 2.02 or 2.03, any amounts which are to be treated pursuant to Section 2.04 as the payment of such a Repurchase Price and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by BSMCC or its designee or the Master Servicer pursuant to Section 10.01;

                 (v) Any amounts required to be deposited with respect to losses on Permitted Investments pursuant to Section 4.04(d) below; and

                 (vi) Any other amounts received by or on behalf of the Master Servicer, a Sub-Servicer or the Certificate Trustee and required to be deposited in such sub-account of the Certificate Account pursuant to this Agreement.

         (b) All amounts deposited to the Certificate Account shall be deposited by 12:00 noon New York time in immediately available funds on the Business Day prior to each Distribution Day and shall be held by the Certificate Trustee in the name of the Certificate Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement, subject to the right of the Master Servicer to require the Certificate Trustee to make withdrawals therefrom as provided herein. The foregoing requirements for crediting the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsections 4.03(a)(ii), (iii), (iv), (v), (vi), (vii), (viii),
(x) and (xii) need not be credited by the related Sub-Servicer to the Master Servicer Collection Account and may be retained by the related Sub-Servicer as servicing compensation or reimbursement of advances. In the event that the Master Servicer shall deposit or cause to be deposited to the Certificate Account any amount not required to be credited thereto, or shall deposit or cause to be deposited to a sub- account of the Certificate Account any amount which should appropriately be credited to another sub-account of the Certificate Account, the Certificate Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer or to the appropriate other sub-account of the Certificate Account, as applicable, any provision herein to the contrary notwithstanding.

         (c) The Certificate Account shall be an Eligible Account. The amounts in the Certificate Account may be invested, at the written direction of the Master Servicer, but only in Permitted Investments. In the absence of written direction by the Master Servicer, all funds in the Certificate Account shall remain uninvested. All Permitted Investments shall mature on or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Certificate Trustee or, if such obligor is any other

Person, the Business Day preceding such Distribution Date. The Master Servicer shall be entitled to all investment earnings on amounts in the Certificate Account. With respect to the Certificate Account and the funds deposited therein, the Certificate Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Certificate Trustee) as provided by 12 U.S.C. Section 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 4.03. Permitted Withdrawals and Transfers from the Certificate Account. (a) The Certificate Trustee will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the appropriate sub-account of the Certificate Account as the Master Servicer or related Sub-Servicer has designated for such transfer or withdrawal as specified in a certificate signed by a Servicing Officer (upon which the Certificate Trustee may conclusively rely) for the following purposes (limited in the case of amounts due the related Sub-Servicer to those not withdrawn from the Protected Account in accordance with the terms of this Agreement):

                 (i)   [Reserved];

                 (ii) to reimburse the Master Servicer or any Sub-Servicer for any Monthly Advance of its own funds or any advance of such Sub-Servicer's own funds, the right of the Master Servicer or a Sub-Servicer to reimbursement pursuant to this subclause (ii) being limited to amounts received on a particular related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance or advance was made;

                 (iii) to reimburse the Master Servicer or any Sub-Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular related Mortgage Loan for amounts expended by the Master Servicer or such Sub-Servicer pursuant to Section 3.12 in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                 (iv) to reimburse the Master Servicer or any Sub-Servicer from Insurance Proceeds relating to a particular related Mortgage Loan for Insured Expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or such Sub-Servicer from Liquidation Proceeds from a particular related Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the related Sub-Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xii) of this Subsection 4.03(a) to the related Sub-Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                 (v) to pay any Sub-Servicer, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which such Sub-Servicer would have been entitled to receive under its Sub-Servicing Agreement or subclause (x) of this Subsection 4.03(a) as servicing compensation on account of each defaulted Scheduled Payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor, but only to the extent that the aggregate of Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan, after any reimbursement to any Sub-Servicer, pursuant to subclauses (ii), (iii), (iv) and
         (vii) of this Subsection 4.03(a), exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the applicable Sub-Servicing Fee Rate to but not including the date of payment;

                 (vi) to pay any Sub-Servicer from the Repurchase Price for any related Mortgage Loan, the amount which such Sub-Servicer would have been entitled to receive under its Sub-Servicing Agreement or subclause (x) of this Subsection 4.03(a) as servicing compensation, but only to the extent that the Repurchase Price with respect to such Mortgage Loan after any reimbursement to the related Sub-Servicer pursuant to subclauses (ii) and (vii) of this Subsection 4.03(a) exceeds the Outstanding Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Mortgage Interest Rate less the applicable Sub-Servicing Fee Rate through the last day of the month of repurchase;

                 (vii) to reimburse the Master Servicer or any Sub-Servicer for advances (including Monthly Advances) of funds hereunder or under the related Sub-Servicing Agreement, the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                 (viii) to pay a Master Servicer or any Sub-Servicer, as the case may be, with respect to each related Mortgage Loan that has been purchased pursuant to Section 2.02, 2.03A, 2.04 or 10.01, all amounts received thereon, representing recoveries of principal that reduce the Outstanding Principal Balance of such Mortgage Loan below the Outstanding Principal Balance used in calculating the Repurchase Price or representing interest included in the calculation of the Repurchase Price or accrued after the end of the month during which such repurchase occurs;

                 (ix) to reimburse the Master Servicer or any Sub-Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (ii) and (vii), such reimbursement to come from the sub-account relating to the Mortgage Loan Group of which the related Mortgage Loan is a part;

                 (x) to pay to any Sub-Servicer its servicing compensation and to the Master Servicer the Master Servicer Compensation as set forth in Section 3.14;

                 (xi) to reimburse the Master Servicer, the Bond Administrator, any Sub-Servicer, the Certificate Trustee, the Indenture Trustee or the Bond Pool Trustee for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 7.03, 7.04(c), 7.04(d), 7.06 or 11.03, or pursuant to Section 18(e) of the Series Supplement, which, if not specifically allocable to a Mortgage Loan Group, shall be allocated between the sub-accounts, pro rata, based on the Scheduled Principal Balances of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, respectively;

                 (xii) to pay to the related Sub-Servicer, as additional servicing compensation, any Excess Liquidation Proceeds;

                 (xiii) to reimburse a Sub-Servicer for any amounts to which it is entitled to reimbursement under the terms of its Sub-Servicing Agreement;

                 (xiv) to clear and terminate the Certificate Account pursuant to Section 10.01; and

                 (xv)  to remove amounts deposited in error.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Certificate Account pursuant to subclauses (i) through
(vii), inclusive, and (ix) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Certificate Account under Section 4.02(c).

         (b) On each Distribution Date, the Certificate Trustee shall make the following payments in the priority set forth from the funds in the Certificate Account:

                 (i) First, the amount of investment earnings, net of losses, to the Master Servicer; and

                 (ii) Second, the amount distributable to the Holders of the Certificates shall be payable in accordance with Section 6.01.

         (c) Notwithstanding the provisions of this Section 4.03, the Master Servicer may, but is not required to, allow the Sub-Servicers to deduct from amounts received by them or from the related Protected Account, prior to deposit in the Master Servicer Collection Account or the Custody Account, any portion to which such Sub-Servicers are entitled as servicing compensation (including income on Permitted Investments) or reimbursement of any reimbursable advances made by such Sub-Servicers.

         Section 4.04 Custody Account. (a) The Master Servicer shall establish and maintain for the benefit of the Certificateholders the Custody Account as a segregated non-interest-bearing trust account in the corporate trust department of either a Designated Depository Institution or the Master Servicer. The Custody Account shall be segregated on the books of the Designated Depository Institution or the Master Servicer, as applicable, and held by the Designated Depository Institution or the Master Servicer, as applicable, in trust, and such Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Designated Depository Institution, the Certificate Trustee, the Master Servicer, any Sub-Servicer or the Seller (whether made directly, or indirectly through a liquidator or receiver of the Designated Depository Institution, the Certificate Trustee, the Master Servicer, any Sub-Servicer or the Seller). If the Custody Account is maintained with the Certificate Trustee, the Certificate Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Certificate Trustee) as provided by 12 U.S.C. Section 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         (b) Within two Business Days after receipt, each Sub-Servicer shall withdraw or shall cause to be withdrawn from each Protected Account and shall immediately deposit or cause to be deposited in the applicable Custody Account all amounts in the Protected Account not otherwise invested in Permitted Investments pursuant to Section 4.01 and exceeding the lesser of $100,000 or the FDIC or the NCUSIF insurance limit (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off
Date).

         (c) Withdrawals may be made from the Custody Account only to make remittances as provided in Sections 4.01(b) or 4.04(d); to reimburse the Master Servicer or any Sub-Servicer for advances of principal and interest which have been recovered by subsequent collection from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01.

         (d) Funds in a Custody Account may be invested at the written direction of the applicable Sub-Servicer in Permitted Investments and, in the absence of such directions, funds in a Custody Account shall be invested in Permitted Investments described in clause (iii) or clause (viii) of the definition thereof. Such Permitted Investments must mature, or be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Master Servicer Collection Account pursuant to Section 4.01(b) and shall be held in such Account until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 4.04 shall be paid to the applicable Sub-Servicer as additional compensation for its obligations under the applicable Sub-Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the related Sub-Servicer. The amount of any such loss shall be deposited by the related Sub-Servicer in the applicable Custody Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

                                   ARTICLE V

                                  Certificates
         Section 5.01. The Certificates.

         (a) The Certificates shall be substantially in the form set forth in Exhibit A-1 and Exhibit A-2 attached hereto and shall be executed by the Seller, authenticated by the Certificate Trustee and delivered to or upon the order of the Seller upon receipt by the Certificate Trustee of the documents specified in Section 2.02. The Certificates shall be issuable in Authorized Denominations evidencing Fractional Undivided Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Seller and the Certificate Trustee by authorized officers of the Seller and the Certificate Trustee, respectively. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Seller and the Certificate Trustee shall bind the Seller and the Certificate Trustee, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for in Exhibit A-1 and Exhibit A-2 hereto executed by the Seller and the Certificate Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         (b) No transfer of a Certificate shall be deemed to be made in accordance with this Section 5.01(b) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Certificate Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Certificate Trustee may conclusively rely, which establishes or establish to the Certificate Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Certificate Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Certificate Trustee in writing, by causing the execution of a Purchaser Representation Letter in substantially the form attached hereto as Exhibit E, with such modifications to such Exhibit E as may be appropriate to reflect the actual facts of the proposed transfer.

         Section 5.02. Certificates Issuable in Series; Authorized Denominations. The aggregate principal amount of Certificates of a Series that may be authenticated and delivered under this Agreement is limited to the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group as of the Cut-off Date. The aggregate Fractional Undivided Interest of each Certificate of a Series that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

         Section 5.03. Registration of Transfer and Exchange of Certificates. The Certificate Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Certificate Trustee may prescribe, the Certificate Register shall be amended from time to time by the Certificate Trustee or its agent to reflect notice of any changes received by the Certificate Trustee or its agent pursuant to Section 11.06. The Certificate Trustee hereby appoints itself as the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate of a Series to the Certificate Trustee at the office of The First National Bank of Chicago, One First National Plaza, Suite 0122, Chicago, Illinois 60670,
Attention: Registered Securities, or such other address or agency as may hereafter be provided to each Certificateholder and the Master Servicer in writing by the Certificate Trustee, the Certificate Trustee shall execute, and the Certificate Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of such Series of Authorized Denominations of like Fractional Undivided Interest. At the option of the Certificateholders, Certificates of a Series may be exchanged for other Certificates of such Series in Authorized Denominations of like Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Certificate Trustee shall execute, and authenticate and deliver, the Certificates which the Certificateholder making
the exchange is entitled to receive.   Every Certificate presented or
surrendered for transfer shall (if so required by the Certificate Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

         A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Certificate Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

         All Certificates surrendered for exchange or transfer shall be canceled by the Certificate Trustee.

         Section 5.04.    Mutilated, Destroyed, Lost or Stolen Certificates. If
(i) any mutilated Certificate of a Series is surrendered to the Certificate Trustee, or (ii) the Certificate Trustee receives evidence to their satisfaction of the destruction, loss or theft of any Certificate of a Series, and there is delivered to the Certificate Trustee such security or indemnity as it may be required to save it harmless, then, in the absence of notice to the Certificate Trustee that such Certificate has been acquired by a bona fide purchaser, the Certificate Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of such Series of like Fractional Undivided Interest. Upon the issuance of any new Certificate under this Section 5.04, the Certificate Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Trustee) connected therewith. Any replacement Certificate of a Series issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the related Trust, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

         Section 5.05. Persons Deemed Owners. The Seller, the Master Servicer, the Certificate Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever, and none of the Seller, the Master Servicer, the Certificate Trustee, the Certificate Registrar or any agent of the Seller, the Master Servicer or the Certificate Trustee shall be affected by notice to the contrary.

         Section 5.06. Office for Transfer of Certificates. The Certificate Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Certificate Trustee's office at 14 Wall Street, 8th Floor, New York, New York 10005, Attention: Corporate Trust, is initially designated for said purposes.

                                   ARTICLE VI

                         Payments to Certificateholders

         Section 6.01.    Distributions to Certificateholders.

         (a) On each Distribution Date, the Certificate Trustee shall distribute the Available Funds with respect to each Series to the Certificateholders of such Series, by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 10.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register.

         (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 10.01(d).

         Section 6.02.    Statements to Certificateholders.

         On or before each Distribution Date, the Master Servicer shall provide to the Certificate Trustee and the Bond Administrator, with respect to the Mortgage Loans in each Mortgage Loan Group and the related REO Property, respectively, a Master Servicer Report in such electronic format as the Certificate Trustee may reasonably request and in such hardcopy format as the Master Servicer and the Certificate Trustee shall agree which shall be based upon reports from the Sub-Servicers received by the Master Servicer on or before the tenth Business Day of such month with respect to the related Mortgage Loans and related REO Property in each Mortgage Loan Group and containing the following information (in respect of the REO Property, only such information which is applicable) (provided that the information marked with an "*" below may be provided by the Master Servicer solely in a hardcopy format):

                 *(i)     Aggregate deposits to each subaccount of the
         Certificate Account since the date of the preceding statement;

                 (ii) Amount of each Group Available Funds expected for the related Distribution Date and attributable to each of the following categories:

                   (A)    Scheduled Principal;

                   (B) Principal Prepayments (stated separately for (u) partial prepayments, (v) full prepayments, (w) Net Liquidation Proceeds, stating Liquidation Proceeds and Liquidation Expenses separately), *(x) Insurance Proceeds, *(y) the

                          Repurchase Price in connection with the purchase of a Mortgage Loan, and *(z) any cash deposit in connection with the substitution of a Mortgage Loan;

                   (C)    regularly scheduled interest on the Mortgage Loans;

                  *(D) Monthly Advances made by each Sub-Servicer and the Master Servicer;

                   (E)    Compensating Interest Payments; and

                  *(F) reimbursements in connection with losses on Permitted Investments.

                 (iii) aggregate Outstanding Principal Balances of the related Mortgage Loans in each Mortgage Loan Group and each Sub-Group as of the related Due Date, without giving effect to payments due on such date;

                 (iv) Realized Losses with respect to each Mortgage Loan Group and each Sub-Group for the prior calendar month;

                 (v) Aggregate Scheduled Principal Balance of the related Mortgage Loans in each Mortgage Loan Group and each Sub-Group as of the related Due Date;

                 *(vi)    book value of any collateral acquired by means of
         foreclosure, grant of deed in lieu of foreclosure or otherwise in respect of any related Mortgage Loan in each Mortgage Loan Group;

                 *(vii)   number and aggregate principal balance of related
         Mortgage Loans in each Mortgage Loan Group and each Sub-Group which are 30, 60, 90 and 120 days delinquent as calculated by the related Sub-Servicer, those which are in foreclosure, those with respect to which the related Mortgagor is bankrupt, and those which are REO Property;

                 (viii) the Interest Shortfall with respect to the related Distribution Date and portion thereof resulting from Voluntary Principal Prepayments in full or the provisions of the Relief Act;

                 (ix) amount if any, by which the aggregate of payments of Scheduled Principal and interest on the related Mortgage Loans in each Mortgage Loan Group that were due on the related Due Date and delinquent, other than as a result of the Relief Act, as of the 18th day of such month exceeds the sum of the Monthly Advances with respect to such Mortgage Loans to be made by a Sub-Servicer or the Master Servicer and Certificate Account Advances for such Distribution Date;

                 (x)      the Adjustment Amount for each Mortgage Loan Group;
         and

                 (xi) such other information regarding each Mortgage Loan in each Mortgage Loan Group and each Sub- Group, including, but not limited to, an updated schedule of the Scheduled Principal Balances of such Mortgage Loans as of the related Due Date, in such electronic format as may be reasonably requested by the Certificate Trustee and, if requested, in such hardcopy format as the Master Servicer and the Certificate Trustee shall agree.

In addition to the information listed above, the Master Servicer shall supply to the Bond Administrator in a timely manner any and all information necessary for the Bond Administrator to perform the calculations and furnish the statements and reports to be performed or furnished by the Bond Administrator pursuant to the Series Supplement. Such information shall be calculated on a Mortgage Loan-by-Mortgage Loan basis, by Sub-Group and by Mortgage Loan Group to the extent required to enable the Bond Administrator to determine the amounts payable on the Bonds on each Payment Date (as defined in the Indenture) and to perform the calculations and provide the reports referred to in the preceding sentence.

         Section 6.03. Monthly Advances. If the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act, the applicable Sub-Servicing Agreement will require the Sub-Servicer to deposit in the Master Servicer Collection Account on the applicable Sub-Servicer Remittance Date a Monthly Advance in an amount equal to such deficiency, net of the related Sub-Servicing Fee, except to the extent the applicable Sub-Servicer determines any such advance to be a Nonrecoverable Advance. If the applicable Sub-Servicer fails to make such Monthly Advance on the applicable Sub-Servicer Remittance Date, the Master Servicer shall make such Monthly Advance, except to the extent the applicable Sub-Servicer determines any such advance to be a Nonrecoverable Advance. If applicable, on the Business Day preceding each Distribution Date, the Master Servicer shall present an Officer's Certificate to the Certificate Trustee (i) stating that such Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be nonrecoverable.

         Section 6.04. Compensating Interest Payments. Each of Cendant and WMBFA shall deposit in the Master Servicer Collection Account not later than the Sub-Servicer Remittance Date immediately preceding the related Distribution Date an amount equal to the lesser of (i) the aggregate amounts determined pursuant to clauses (a) and (b) of the definition of Interest Shortfall as calculated with respect to Mortgage Loans sub-serviced by such Sub-Servicer for the related Prepayment Period and (ii) the applicable Sub-Servicing Fee for such Distribution Date. NCM shall deposit in the Master Servicer Collection Account not later than the Sub-Servicer Remittance Date immediately preceding the related Distribution Date an amount equal to the aggregate amounts determined pursuant to clauses (a) and (b) of the definition of Interest Shortfall (other than amounts with respect to Voluntary Principal Prepayments in full) as calculated with respect to the Mortgage Loans sub-serviced by NCM for the related Prepayment Period. The Master Servicer shall deposit in the Master Servicer Collection Account the amount of any Interest Shortfalls as calculated with respect to the Mortgage Loans subserviced by NCM resulting from Voluntary Principal Prepayments in full during the related Prepayment Period. One Business Day prior to each Distribution Date, the Master Servicer shall deposit into the Certificate Account the sum of (i) all Compensating Interest Payments received from the Sub-Servicers or made by the Master Servicer for such Distribution Date and (ii) Compensating Interest Payments required to be made by a Sub-Servicer but not made by such Distribution Date (provided that the amount determined pursuant to (ii) shall not exceed the Master Servicer Compensation for such Distribution Date). All amounts required to be deposited into the Master Servicer Collection Account by a Sub-Servicer or the Master Servicer pursuant to this Section 6.04 are referred to herein as "Compensating Interest Payments". Neither the Master Servicer nor any Sub- Servicer shall be entitled to any reimbursement of any Compensating Interest Payment.

         Section 6.05. Reports of Foreclosures and Abandonment of Mortgaged Property. Each year the Master Servicer shall report or cause to be reported to the Internal Revenue Service foreclosures and abandonments of any Mortgaged Property as required by Section 6050J of the Code.

         Section 6.06. Tax Reporting. Neither the Master Servicer nor the Bond Administrator shall be obligated to prepare, deliver to the Trusts or file any income tax returns, tax elections, financial statements or other reports of or with respect to the Trusts, except for such statements or reports as are otherwise expressly required to be prepared and delivered by the Master Servicer pursuant to this Agreement.


                                  ARTICLE VII

                              The Master Servicer

         Section 7.01. Liabilities of the Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein. The parties agree that the Master Servicer shall master service the Mortgage Loans in accordance with the terms of this Agreement. In that regard, the Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans by each Sub-Servicer pursuant to the terms of its Sub-Servicing Agreement, in accordance with this Agreement and applicable laws and regulations and giving due consideration to customary and usual standards of practice of prudent mortgage lenders and master servicers. In addition, the Master Servicer shall (i) oversee and consult with each Sub-Servicer as appropriate from time to time to fulfill the Master Servicer's obligations hereunder, (ii) receive, review and evaluate all reports, information and other data and documents provided to the Master Servicer by each Sub-Servicer and
(iii) otherwise exercise its best efforts, as more fully set forth herein, to cause each Sub-Servicer to perform and observe the covenants, obligations and conditions required to be performed under its Sub-Servicing Agreement.

         Section 7.02.  Merger or Consolidation of the Master Servicer.

         (a)     [Reserved].

         (b) Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 7.03. Indemnification of the Indemnified Persons. Each Trust shall indemnify the Indemnified Persons for, and hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, the Indenture and the Trust

Agreement and such Trust, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person's failure to perform such Indemnified Person's duties in strict compliance with this Agreement, the Indenture or the Trust Agreement, as applicable (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement, the Indenture or the Trust Agreement, as applicable), and (ii) any loss, liability or expense incurred by reason of such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. In addition, the Master Servicer shall indemnify the Indemnified Persons for, and hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim, but only to the extent any such loss, liability or expense results solely from the Master Servicer's failure to perform its duties in strict compliance with this Agreement. This indemnity shall survive the resignation or removal of the Certificate Trustee, the Indenture Trustee or the Bond Pool Trustee and the termination of this Agreement, the Indenture and the Trust Agreement.

         Section 7.04.  Limitation on Liability of the Master Servicer and
Others.  (a)       Neither the Master Servicer, the Bond Administrator, any
Sub-Servicer nor any of their directors, officers, employees or agents shall be under any liability to the Indemnified Persons, the Seller, any Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, the Indenture and the Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer, the Bond Administrator, any Sub-Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person's willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

         (b) The Master Servicer and the Bond Administrator and any director, officer, employee or agent of the Master Servicer or the Bond Administrator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder or under the Indenture or the Trust Agreement.

         (c) The Master Servicer, the Bond Administrator and each Sub-Servicer and any director, officer, employee or agent of the Master Servicer, the Bond Administrator or any Sub-Servicer shall be indemnified by each Trust and held harmless thereby against any loss, liability or expense incurred in connection with any legal proceedings relating to this Agreement, the Indenture, the Trust Agreement, such Trust or the related Certificates, Bonds or Bond Pool Certificates (including reasonable legal fees and disbursements of counsel), other than (i) any loss, liability or expense related to its failure to perform its duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement, the Indenture or the Trust Agreement) and (ii) any loss, liability or expense incurred by reason of such Person's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.





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
         (d) Neither the Master Servicer, the Bond Administrator nor any Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Master Servicer, the Bond Administrator and any Sub-Servicer may in its discretion, with the consent of the Certificate Trustee, undertake any such action which it may deem necessary or desirable with respect to this Agreement, the Indenture or the Trust Agreement, any Trust, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the related Trust Fund, and the Master Servicer, the Bond Administrator and any Sub-Servicer shall be entitled to be reimbursed therefor out of the related Protected Account or the Certificate Account as provided by Subsection 4.03(a). Any such indemnification or reimbursement to the Master Servicer and the Sub-Servicers which is not specifically related to a Mortgage Loan Group shall be charged against the sub-accounts of the Certificate Account pro rata based upon the respective outstanding principal amounts of the Mortgage Loans in each of the Mortgage Loan Groups. Nothing in this Subsection 7.04(d) shall affect the Master Servicer's obligation to supervise the servicing and administration of the Mortgage Loans pursuant to Subsection 3.01(a).

         (e) In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Master Servicer shall not be required to investigate or make recommendations concerning potential liabilities which a Trust might incur as a result of such course of action by reason of the condition of the Mortgaged Properties but shall give notice to the Certificate Trustee if it has notice of such potential liabilities.

         (f) Except as otherwise provided herein, the Master Servicer shall not be liable for any acts or omissions of any Sub-Servicer. In particular, the Master Servicer shall not be liable for any servicing errors or interruptions resulting from any failure of any Sub-Servicer to maintain computer and other information systems that are year-2000 compliant.

         Section 7.05.  Master Servicer Not to Resign.  Except as provided in
Section 7.07, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such
impermissibility cannot be cured.   Any such determination permitting the
resignation of the Master Servicer shall be evidenced by an Opinion of Independent Counsel to such effect delivered to the Certificate Trustee. No such resignation by the Master Servicer shall become effective until the Certificate Trustee or a successor to the Master Servicer reasonably satisfactory to the Certificate Trustee shall have assumed the responsibilities and obligations of the Master Servicer in accordance with Section 8.02 hereof. The Certificate Trustee shall notify the Rating Agencies of the resignation of the Master Servicer.

         Section 7.06. Indemnification of Indenture Trustee, Bond Administrator and Bond Pool Trustee.

         (a) Each Trust shall indemnify the Indenture Trustee, and its directors, officers, employees and agents, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance





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
or administration of the Trust Estate (as defined in the Indenture) pursuant to the Indenture as supplemented by the Series Supplement, including the costs and expenses (including reasonable attorney's fees) of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties under the Indenture as supplemented by the Series Supplement. The Indenture Trustee shall be a third party beneficiary with respect to this subsection (a).

         (b) Each Trust shall indemnify the Bond Administrator, and its directors, officers, employees and agents, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the performance of its duties pursuant to the Series Supplement, including the costs and expenses (including reasonable attorney's fees) of defending themselves against any claim in connection with the performance of any of their duties under the Series Supplement. The Bond Administrator shall be a third party beneficiary with respect to this subsection (b).

         (c) Each Trust shall indemnify the Bond Pool Trustee, and its directors, officers, employees and agents, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of the Bond Pool Grantor Trust pursuant to the Trust Agreement, including the costs and expenses (including reasonable attorney's fees) of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties under the Trust Agreement. The Bond Pool Trustee shall be a third party beneficiary with respect to this subsection (c).

         Section 7.07. Sale and Assignment of Master Servicing. The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation
(a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably satisfactory to the Certificate Trustee (as evidenced in a writing signed by the Certificate Trustee); (d) shall execute and deliver to the Certificate Trustee an agreement, in form and substance reasonably satisfactory to the Certificate Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as Master Servicer and Custodian under this Agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Bonds in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Certificate Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Certificate Trustee an Officer's Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.





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
                                  ARTICLE VIII

                                    Default

         Section 8.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (i) The Master Servicer fails to cause to be deposited in the Certificate Account any amount so required to be deposited pursuant to this Agreement, and such failure continues unremedied for a period of two Business Days after the date such deposit was required to be made; or

                 (ii) The Master Servicer fails to observe or perform in any material respect any other covenants and agreements set forth in the Certificates or this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Master Servicer by the Certificate Trustee or to the Master Servicer and the Certificate Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund for a Series; or

                 (iii) There is entered against the Master Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Master Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

                 (iv) The Master Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or substantially all of its property; or the Master Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

                 (v) The Master Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07.

In each and every such case, so long as such Event of Default with respect to the Master Servicer shall not have been remedied, either the Certificate Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund for the affected Series, by notice in writing to the Master Servicer (and to the Certificate Trustee if given





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
by such Certificateholders), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Master Servicer and the proceeds thereof. Upon the receipt by the Master Servicer of the written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements, including the Sub-Servicing Agreements (but only to the extent that such other agreements relate to the Mortgage Loans or REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Certificate Trustee pursuant to this Section 8.01; and, without limitation, the Certificate Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Certificate Trustee in effecting the termination of the Master Servicer's rights and obligations hereunder, including, without limitation, the transfer to the Certificate Trustee of (i) the property and amounts which are then or should be part of the related Trust or which thereafter become part of such Trust; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Certificate Trustee to enable it to assume the Master Servicer's duties thereunder; and
(iii) the rights and obligations of the Master Servicer under the Sub-Servicing Agreements with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Master Servicer under this Agreement, the Master Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or REO Property, that portion of such payments which it would have received as reimbursement pursuant to Section 3.14 if notice of termination had not been given. The termination of the rights and obligations of the Master Servicer shall not affect any obligations incurred by the Master Servicer prior to such termination nor the right of the Master Servicer to its accrued fees and expenses.

         Section 8.02.  Certificate Trustee to Act; Appointment of Successor.
(a) Upon the receipt by the Master Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to
Section 7.05 to the effect that the Master Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Certificate Trustee shall automatically become the successor in all respects to the Master Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; provided, however, that the Certificate Trustee (i) shall be under no obligation to purchase any Mortgage Loan pursuant to Section 10.01; and (ii) shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Master Servicer at or prior to the time of receipt by the Master Servicer of such notice or by the Certificate Trustee of such Opinion of Independent Counsel.
As compensation therefor, the Certificate Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain if the Master Servicer had continued to act hereunder, except for those amounts due the Master Servicer as reimbursement for advances previously made or expenses previously incurred. Notwithstanding the above, the Certificate Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing





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
and home finance institution which is a Fannie Mae- or Freddie Mac-approved servicer, and with respect to a successor to the Master Servicer only, having a net worth of not less than $10,000,000, as the successor to such Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Certificate Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Certificate Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Certificate Trustee under this Subsection 8.02(a), and that such successor shall undertake and assume the obligations of the Certificate Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of master servicing responsibilities hereunder. The Certificate Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) If the Certificate Trustee shall succeed to any duties of the Master Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Certificate Trustee and, accordingly, the provisions of Article IX shall be inapplicable to the Certificate Trustee in its duties as the successor to the Master Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Certificate Trustee in its capacity as Certificate Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor master servicer.

         Section 8.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer, the Certificate Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

         Section 8.04. Waiver of Defaults. The Certificate Trustee shall transmit by mail to all Certificateholders, within 60 days after the occurrence of any Event of Default known to the Certificate Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default hereunder known to the Certificate Trustee. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for a Series may, on behalf of all Certificateholders, waive any default by the Master Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Certificate Trustee shall give notice of any such waiver to the Rating Agencies.

         Section 8.05. List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Certificate Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Certificate Trustee.





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
                                   ARTICLE IX

                       Concerning the Certificate Trustee

         Section 9.01. Duties of Certificate Trustee. (a) The Certificate Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Certificate Trustee. If an Event of Default has occurred and has not been cured or waived, the Certificate Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Certificate Trustee pursuant to any provision of this Agreement, the Certificate Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Certificate Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder; provided, further, that the Certificate Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

         (c) The Certificate Trustee shall make monthly distributions and the final distribution to the Certificateholders as provided in Sections 6.01 and 10.01 herein.

         (d) No provision of this Agreement shall be construed to relieve the Certificate Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                 (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Certificate Trustee shall be determined solely by the express provisions of this Agreement, the Certificate Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Certificate Trustee and, in the absence of bad faith on the part of the Certificate Trustee, the Certificate Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Certificate Trustee and conforming to the requirements of this Agreement;

                 (ii) The Certificate Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Certificate Trustee, unless it shall be proved that the Certificate Trustee was negligent in ascertaining the pertinent facts;

                 (iii) The Certificate Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than

         25% of the Trust Fund for a Series, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Certificate Trustee, or exercising any trust or other power conferred upon the Certificate Trustee, under this Agreement; and

                 (iv) The Certificate Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Certificate Trustee's Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Certificate Trustee may conclusively assume there is no such default or Event of Default.

         The Certificate Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Certificate Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Certificate Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

         (e) All funds received by the Certificate Trustee and required to be deposited in the Certificate Account and the Custody Account pursuant to this Agreement will be promptly so deposited by the Certificate Trustee. The Certificate Trustee shall not be liable for interest or other compensation on uninvested funds held under this Agreement.

         (f) Except for those actions that the Certificate Trustee is required to take hereunder, the Certificate Trustee shall have no obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         Section 9.02. Certain Matters Affecting the Certificate Trustee. Except as otherwise provided in Section 9.01:

                 (i) The Certificate Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) The Certificate Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (iii) The Certificate Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Certificate Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Certificate Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Certificate Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 8.02(b), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

                 (iv) The Certificate Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Certificate Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund for a Series and provided that the payment within a reasonable time to the Certificate Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Certificate Trustee, reasonably assured to the Certificate Trustee by the security afforded to it by the terms of this Agreement. The Certificate Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                 (vi) The Certificate Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Certificate Trustee may not appoint any agent to perform its custodial functions with respect to the Mortgage Files other than the Custodian or paying agent functions under this Agreement without the express written consent of the Master Servicer, which consent will not be unreasonably withheld and provided further that the Master Servicer hereby consents to the appointment of Norwest to perform the custodial functions provided for herein on behalf of the Certificate Trustee. The Certificate Trustee shall not be liable or responsible for the misconduct or negligence of any of the Certificate Trustee's agents or attorneys or a custodian or paying agent appointed hereunder by the Certificate Trustee with due care and, when required, with the consent of the Master Servicer;

                 (vii) Should the Certificate Trustee deem the nature of any action required on its part, other than a payment or transfer under Subsection 4.02(b) or Section 4.03, to be unclear, the Certificate Trustee may require prior to such action that it be provided by the Master Servicer with reasonable further instructions;

                 (viii) The right of the Certificate Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Certificate Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

                 (ix) The Certificate Trustee shall not be required to give any bond or surety with respect to the execution of the trusts created hereby or the powers granted hereunder; and

                 (x) The Certificate Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by BSMCC pursuant to this Agreement and/or the Mortgage Loan Purchase Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

         Section 9.03. Certificate Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Certificate Trustee on the Certificates) shall be taken as the statements of the Seller, and the Certificate Trustee shall have no responsibility for their correctness. The Certificate Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Certificate Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Certificate Trustee of the obligation to cause the Custodian to review the Mortgage Files pursuant to Sections 2.02 and
2.04. The Certificate Trustee's signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Certificate Trustee and shall not constitute the Certificates an obligation of the Certificate Trustee in any other capacity. The Certificate Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, the Certificate Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Certificate Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the related Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement The Certificate Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

         Section 9.04. Certificate Trustee May Own Certificates. The Certificate Trustee in its individual capacity or in any capacity other than as Certificate Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not Certificate Trustee, and may otherwise deal with the parties hereto.

         Section 9.05. Fees of Certificate Trustee, Indenture Trustee and Bond Pool Trustee. The Master Servicer covenants and agrees to pay the fees and expenses of the Certificate Trustee, the

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Indenture Trustee and the Bond Pool Trustee as provided in, and in accordance with, such understanding as may be agreed to between the Master Servicer and such parties. Such compensation obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. Except as provided in Section 7.03, the expenses of the Certificate Trustee, the Indenture Trustee and the Bond Pool Trustee shall not be the responsibility of either Trust.

         Section 9.06. Eligibility Requirements for Certificate Trustee. The Certificate Trustee and any successor Certificate Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Certificate Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of a successor Certificate Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. The Certificate Trustee shall not be an Affiliate of the Master Servicer, unless the Certificate Trustee acts as successor Master Servicer hereunder. If the Certificate Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Certificate Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Certificate Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.07. Insurance. The Certificate Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Certificate Trustee as to the Certificate Trustee's compliance with this Section 9.07 shall be furnished to the Master Servicer or any Certificateholder upon reasonable written request.

         Section 9.08.  Resignation and Removal of the Certificate Trustee.
(a) The Certificate Trustee may at any time resign and be discharged from the Trusts created hereby by giving written notice thereof to the Master Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Certificate Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Certificate Trustee and the successor Certificate Trustee. If no successor Certificate Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Certificate Trustee may petition any court of competent jurisdiction for the appointment of a successor Certificate Trustee.

         (b) If at any time the Certificate Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicer or if at any time the Certificate Trustee shall become incapable of acting, or shall be





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adjudged a bankrupt or insolvent, or a receiver of the Certificate Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Certificate Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer shall be entitled to remove the Certificate Trustee and appoint a successor Certificate Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Certificate Trustee so removed and the successor Certificate Trustee.

         (c) The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Certificate Trustee and appoint a successor Certificate Trustee by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, the Certificate Trustee so removed and the successor so appointed.

         (d) No resignation or removal of the Certificate Trustee and appointment of a successor Certificate Trustee pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Certificate Trustee as provided in Section 9.09. All costs and expenses incurred in connection with the resignation or removal of the Certificate Trustee shall be paid by the Certificate Trustee.

         Section 9.09. Successor Certificate Trustee. (a) Any successor Certificate Trustee appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Certificate Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Certificate Trustee shall then become effective and such successor Certificate Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Certificate Trustee herein. The predecessor Certificate Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Certificate Trustee all assets and records of each Trust held by it hereunder, and the Master Servicer and the predecessor Certificate Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Certificate Trustee all such rights, powers, duties and obligations.

         (b) No successor Certificate Trustee shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Certificate Trustee shall be eligible under the provisions of Section 9.06.

         (c) Upon acceptance of appointment by a successor Certificate Trustee as provided in this Section 9.09, the successor Certificate Trustee shall mail notice of the succession of such Certificate Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Master Servicer shall pay the cost of any mailing by the successor Certificate Trustee.

         Section 9.10. Merger or Consolidation of Certificate Trustee. Any state bank or trust company or national banking association into which the Certificate Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Certificate Trustee shall be a party, or any state bank or trust company or national banking association





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
succeeding to all or substantially all of the corporate trust business of the Certificate Trustee, shall be the successor of the Certificate Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11. Appointment of Co-Certificate Trustee or Separate Certificate Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of a Trust or property constituting the same may at the time be located, the Master Servicer and the Certificate Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Certificate Trustee and the Master Servicer to act as co-trustee or co-trustees, jointly with the Certificate Trustee, or separate trustee or separate trustees, of all or any part of a Trust, and to vest in such Person or Persons, in such capacity, such title to such Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Certificate Trustee may consider necessary or desirable.

         (b) If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, or in case an Event of Default with respect to the Master Servicer shall have occurred and be continuing, the Certificate Trustee shall have the power to make such appointment without the Master Servicer.

         (c) No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Certificate Trustee under
Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Certificate Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Certificate Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Certificate Trustee hereunder or as successor to the Master Servicer hereunder), the Certificate Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the related Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Certificate Trustee.

         (e) Any notice, request or other writing given to the Certificate Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Certificate Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording





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protection to, the Certificate Trustee.  Every such instrument shall be filed with the Certificate Trustee.

         (f) To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Certificate Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Certificate Trustee, to the extent permitted by law, without the appointment of a new or successor Certificate Trustee.

         (g) No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Master Servicer and the Certificate Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of any Event of Default which has not been cured, the Certificate Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

         Section 9.12. Master Servicer Shall Provide Information as Reasonably Required. The Master Servicer shall furnish to the Certificate Trustee, during the term of this Agreement, such periodic, special, or other reports or information (and in such electronic format or other means acceptable to the Certificate Trustee) as the Master Servicer may have in its possession and as may reasonably be requested by the Certificate Trustee in order to fulfill its duties and obligations under this Agreement.

         Section 9.13. Certificate Trustee to be Same Person as Indenture Trustee. Notwithstanding anything herein to the contrary, the Certificate Trustee shall be the same Person as the Indenture Trustee and the Bond Pool Trustee at all times during the term of this Agreement.

                                   ARTICLE X

                                  Termination

         Section 10.01. Termination Upon Repurchase by the Seller or its Designee or the Master Servicer or Liquidation of the Mortgage Loans. (a) Subject to Section 10.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Custodian and the Certificate Trustee created hereby, other than the obligation of the Certificate Trustee or the Master Servicer to make payments to Certificateholders as hereinafter set forth and to the Certificate Trustee, shall terminate with respect to a Series upon:

                 (i) the repurchase by or at the direction of BSMCC or its designee (or if BSMCC or its designee do not exercise such option, the Master Servicer) of all Mortgage Loans in the Mortgage Loan Group with respect to such Series and all REO Property remaining in the Trust Fund relating to such Mortgage Loan Group at a price equal to the aggregate Class Current Principal Balances of the Outstanding Bonds of the related Bond Group, plus accrued and unpaid interest thereon through the end of the month preceding the month in which such purchase occurs, plus an amount equal to all outstanding and unreimbursed advances (including Monthly Advances) made by the Master Servicer or any Sub-Servicer and any other amounts owed to the Master Servicer under the Pooling and Servicing Agreement or to a Sub- Servicer under the applicable Sub-Servicing Agreement; or

                 (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund for such Series or the disposition of all property acquired with respect to any Mortgage Loan of such Series; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made.

         (b) In no event, however, shall the Trusts created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's living on the date of this Agreement.

         (c)     [Reserved.]

         (d) The right of BSMCC or its designee or the Master Servicer, as the case may be, to repurchase all Mortgage Loans in a Mortgage Loan Group pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) in the case of BSMCC, its designee or the Master Servicer, the aggregate unpaid principal balance of the Mortgage Loans in such Mortgage Loan Group at the time of any such repurchase is less than 5% of the portion of the Cut-off Date Balance (or, with respect to the Master Servicer, 2.5% of the portion of the Cut-off Date Balance) allocable to such Mortgage Loan Group or (ii) in the case of BSMCC, BSMCC, based upon an Opinion of Counsel, has determined that the REMIC status of any Series REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) above, BSMCC, its designee or the Master Servicer, as the case may be, and in the case of (ii) above, BSMCC may elect to terminate the related Series REMIC at any time, and upon such election, BSMCC or its designee or the Master Servicer, as the case may be, shall repurchase all the Mortgage Loans of the related Mortgage Loan Group.

         (e)     [Reserved].

         (f) The Certificate Trustee shall give notice of any termination to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Certificate Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Certificate Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Trustee therein specified.

         (g) If the option of BSMCC or its designee or the Master Servicer, as the case may be, to repurchase or cause the repurchase of all Mortgage Loans in a Mortgage Loan Group under Subsection 10.01(a)(i) above is exercised, BSMCC and/or its designee or the Master Servicer, as the





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
case may be, shall deliver to the Certificate Trustee for deposit in the Certificate Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the repurchase price for the Mortgage Loans being purchased by it and all property acquired with respect to such Mortgage Loans remaining in the applicable Trust Fund. Upon the presentation and surrender of the related Certificates, the Certificate Trustee shall distribute all amounts in the Certificate Account with respect to the related Mortgage Loan Group to the related Certificateholders. Upon deposit of the required repurchase price and following such final Distribution Date, the Certificate Trustee shall cause the Custodian to release promptly to BSMCC and/or its designee or the Master Servicer, as the case may be, the Mortgage Files for the remaining Mortgage Loans, and the Accounts shall terminate, subject to the Certificate Trustee's obligation to hold any amounts payable to Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(i).

         (h) In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Subsection 10.01(a)(ii) above, each Sub-Servicer shall deliver to the Certificate Trustee for deposit in the appropriate sub-account of the Certificate Account all distributable amounts remaining in their Protected Accounts. Upon the presentation and surrender of the Certificates, the Certificate Trustee shall distribute to the Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the Certificate Account.
Upon deposit by any Sub-Servicers of such distributable amounts and delivery to the Certificate Trustee of an Officer's Certificate from the Master Servicer certifying that such deposit has been made, and following such final Distribution Date, the Certificate Trustee shall cause the Custodian to release promptly to BSMCC or its designee or the Master Servicer, as the case may be, the Mortgage Files for the remaining Mortgage Loans, and the Accounts shall terminate, subject to the Certificate Trustee's obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to Subsection 10.01(i).

         (i) If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Certificate Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Certificate Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

                                   ARTICLE XI

                            Miscellaneous Provisions

         Section 11.01.  [Reserved].

         Section 11.02. Amendment. (a) This Agreement may be amended from time to time by the Seller, the Certificate Trustee and the Master Servicer, without notice to or the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, to comply with any changes in the

Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Seller, the Certificate Trustee and the Master Servicer, with the consent of BSMCC and the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for each affected Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) cause any of the Series REMICs to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel which shall be provided to the Certificate Trustee other than at the Certificate Trustee's expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to Section 11.02(b), Certificates registered in the name of or held for the benefit of the Seller, the Master Servicer, a Sub-Servicer or the Certificate Trustee or any Affiliate thereof shall be entitled to vote their Undivided Fractional Interests with respect to matters affecting such Certificates.

         (c) Promptly after the execution of any such amendment, the Certificate Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder, with a copy to the Rating Agencies.

         (d) In the case of an amendment under Subsection 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Certificate Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Certificate Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Certificate Trustee may, but shall not be obligated to, enter into any such amendment which affects the Certificate Trustee's own rights, duties or immunities under this Agreement.

         Section 11.03. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Master Servicer shall effect such recordation, at the expense of the Trusts upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

         Section 11.04. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trusts created hereby, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trusts, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of either Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Seller, the Master Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Certificate Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund for the affected Series shall have made written request upon the Certificate Trustee to institute such action, suit or proceeding in its own name as Certificate Trustee hereunder and shall have offered to the Certificate Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Certificate Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (d) No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Certificate Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.05. Acts of Certificateholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Certificate Trustee and, where it is expressly required, to the Seller. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Certificate Trustee and the Seller, if made in the manner provided in this
Section 11.05.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Certificate Trustee deems sufficient.

         (c) The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with
Section 5.04) shall be proved by the Certificate Register, and none of the Certificate Trustee, the Seller, the Master Servicer or any successor to any such parties shall be affected by any notice to the contrary.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Certificate Trustee, the Seller, the Master Servicer, the Custodian or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

         (e) In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Certificate Trustee, the Seller, the Master Servicer or any Sub-Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Certificate Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Certificate Trustee knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Certificate Trustee, the Seller, the Master Servicer or any Sub-Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Certificate Trustee the pledgor's right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Certificate Trustee, the Seller, the Master Servicer or any Sub-Servicer, as the case may be.

         Section 11.06.  [Reserved]

         Section 11.07. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.08. Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Seller, 2711 North Haskell Avenue, Suite 900, Dallas, Texas, Attention: Wade Walker, (ii) in the case of BSMCC, 245 Park

Avenue, New York, New York 10167, Attention: Vice President-Servicing, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Master Servicer, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: Master Servicing Department (CMCSC III 1998-2) or such other address as may hereafter be furnished to the other parties in writing; (iii) in the case of the Certificate Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; or (iv) in the case of the Rating Agencies, (x) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Department, and (y) Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance. Any notice delivered to the Seller, the Master Servicer or the Certificate Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.09. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

         Section 11.10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 11.11. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.12. Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         Section 11.13 Notice to Rating Agencies. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Certificate Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

         1.      Any material change or amendment to this Agreement;

         2.      The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer or the Certificate Trustee;

         4.      The repurchase or substitution of Mortgage Loans;

         5.      The final payment to Certificateholders; and

         6. Any change in the location of the Custody Account or the Certificate Account.

         In addition, in accordance with Section 3.16, the Certificate Trustee shall promptly furnish to each Rating Agency a copy of each annual independent public accountants' servicing report received as described in Section 3.16.





                  [Remainder of Page Intentionally Left Blank]

                 IN WITNESS WHEREOF, the Seller, the Master Servicer and the Certificate Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                CMC SECURITIES CORPORATION III, as Seller


                                By:  /s/  WADE WALKER
                                   ------------------------------------------
                                   Name:  Wade Walker
                                   Title: Vice President


                                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and Custodian


                                By:  /s/  PETER J. MASTERMAN
                                   ------------------------------------------
                                   Name:  Peter J. Masterman
                                        -------------------------------------
                                   Title: Vice President
                                         ------------------------------------

                                THE FIRST NATIONAL BANK OF CHICAGO, as
                                Certificate Trustee


                                By:  /s/  RICK TARNAS
                                   ------------------------------------------
                                   Name:  R. Tarnas
                                   Title: Vice President

Accepted and Agreed as to
Sections 2.02, 2.03A, 2.04 and 10.01

BEAR STEARNS MORTGAGE CAPITAL
CORPORATION

By: /s/ MARY HAGGERTY
   -------------------------
Name:   Mary Haggerty
     -----------------------
Title:  Vice President
      ----------------------




Pooling and Servicing Agreement - Signature Page

STATE OF TEXAS            )
                          )  ss.:
COUNTY OF DALLAS          )

         On the 30th day of September, 1998 before me, a notary public in and for said State, personally appeared Wade Walker, known to me to be a Vice President of CMC Securities Corporation III, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   /s/ CHRIS T. KRECEK
                                             ------------------------------
                                                      Notary Public

                                                   Commission Expires:
[Notarial Seal]





Pooling and Servicing Agreement - Signature Page

STATE OF TEXAS            )
                          )  ss.:
COUNTY OF DALLAS          )

         On the 30th day of September, 1998 before me, a notary public in and for said State, personally appeared Peter J. Masterman, known to me to be a Vice President of Norwest Bank Minnesota, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ CHRIS T. KRECEK
                                             ------------------------------
                                                      Notary Public

                                                   Commission Expires:
[Notarial Seal]




Pooling and Servicing Agreement - Signature Page

STATE OF TEXAS            )
                          )  ss.:
COUNTY OF DALLAS          )

         On the 30th day of September, 1998 before me, a notary public in and for said State, personally appeared R. Tarnas, known to me who, being by me duly sworn, did depose and say that he/she is a Vice President of The First National Bank of Chicago, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.


                                                   /s/ CHRIS T. KRECEK
                                             ------------------------------
                                                      Notary Public

                                                   Commission Expires:
[Notarial Seal]



Pooling and Servicing Agreement - Signature Page

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


         On the 30th day of September, 1998 before me, a notary public in and for said State, personally appeared Mary Haggerty, known to me to be a Vice President of Bear Stearns Mortgage Capital Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   /s/ HEIDI M. KAHN
                                             ------------------------------
                                                      Notary Public

                                                   Commission Expires:
[Notarial Seal]




Pooling and Servicing Agreement - Signature Page

                                                                   EXHIBIT A-1


                       FORM OF SERIES 1998-2A CERTIFICATES

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01(b) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                            CMO MORTGAGE PASS-THROUGH
                           CERTIFICATE, SERIES 1998-2A


           evidencing a beneficial interest in a pool of conventional single-family loans transferred to the Certificate Trustee referred to below by

                         CMC SECURITIES CORPORATION III

                                   serviced by

                  Norwest Bank Minnesota, National Association
                               as Master Servicer

               (This Certificate does not represent an interest in
                or obligation of CMC Securities Corporation III,
                  Norwest Bank Minnesota, National Association
                     or The First National Bank of Chicago)

No. 0001                                          100/100th Undivided Interest

         This certifies that THE FIRST NATIONAL BANK OF CHICAGO, is the registered owner of a 100/100th fractional undivided interest in a pool of conventional one- to four-family residences and individual condominium unit mortgage loans (the "Mortgage Loans") in the loan group (the "Mortgage Loan Group") assigned to the series (the "Series") of mortgage pass-through certificates (the "Certificates") referred to above and transferred to the Certificate Trustee referred to below by CMC Securities Corporation III ("CMCSC III"). The Mortgage Loan Group was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement") among CMCSC III, Norwest Bank Minnesota, National Association, as master servicer (the Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. Mortgage Loans having an aggregate principal amount of $_____ as of September 1, 1998 (the "Cut-Off Date"), after deducting all payments due on or before the Cut-Off Date, were transferred and assigned to the Mortgage Loan Group for this Series. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

         Pursuant to the Agreement, the Certificate Trustee will distribute on the 25th day of the month, or if such day is not a Business Day, then the next succeeding Business Day, beginning in October 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such Distribution Date, such Person's pro rata share (based on the aggregate fractional undivided interest evidenced by this Certificate) of the aggregate amount required to be distributed to the Holders of the Series 1998-2 Certificates pursuant to Section
6.01 of the Agreement. For the purposes hereof, amounts received in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Loan Group through Insurance Proceeds, foreclosure or trustee's sales proceeds or otherwise, shall be deemed to be amounts received on Mortgage Loans in the Mortgage Loan Group.

         Distributions on this Certificate will be made by the Certificate Trustee by wire transfer in immediately available funds for the account of the Person entitled thereto as specified by such Person in accordance with the terms of the Agreement or by such other method as shall be acceptable to both the Certificate Trustee and such Person. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Trustee in the City of Chicago, in the State of Illinois.

         Unless the certificate of authentication hereon has been executed by the Certificate Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth above (herein called the "Certificates") and representing the fractional undivided interest in the Trust Fund created pursuant to the Agreement.

         The Certificates do not represent an obligation of, or an interest in, CMCSC III, the Master Servicers, or the Certificate Trustee and are not insured or guaranteed by any governmental agency or other entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans in the Mortgage Loan Group, all as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account may be made by the Certificate Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the related Master Servicers of certain expenses incurred, by them in connection with the Mortgage Loans in the Mortgage Loan Group.

         The Agreement permits, with respect to this Series and with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicers and the rights of the Certificateholders of this Series under the Agreement at any time by CMCSC III, the Master Servicer and the Certificate Trustee with the consent of BSMCC and the holders of Certificates of this Series evidencing fractional undivided interests aggregating not less than 51% of the Trust Fund. Any such amendment or modification shall be effective only as to this Series. Any consent to such an amendment or modification by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefore or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates of this Series.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Certificate Registrar, which initially is The First National Bank of Chicago, upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the holder hereof or such holder as attorney duly authorized in writing, and thereupon one or more new Certificates of this Series of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons. As provided in the Agreement and subject to certain limitations therein set forth, Certificates in this Series are exchangeable for new Certificates of this Series of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         CMCSC III, the Master Servicer, the Certificate Trustee, the Certificate Registrar and any agent of the Master Servicer, the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of CMCSC III, the Master Servicer, the Certificate Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and each Trust Fund shall terminate upon (i) the repurchase by or at the direction of BSMCC or its designee (or if BSMCC or its designee do not exercise such option, the Master Servicer) of all Mortgage Loans in the Mortgage Loan Group with respect to such Series and all REO Property remaining in the Trust Fund relating to such Mortgage Loan Group at a price equal to the aggregate Class Current Principal Balances of the Outstanding Bonds of the related Bond Group, plus accrued and unpaid interest thereof through the end of the month preceding the month in which such purchase occurs, plus an amount equal to all outstanding and unreimbursed advances (including Monthly Advances) made by the Master Servicer or any Sub-Servicer and any other amounts owed to the Master Servicer under the Pooling and Servicing Agreement or to a Sub-Servicer under the applicable Sub-Servicing Agreement; or (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund of such Series or the disposition of all property acquired with respect to any Mortgage Loan of such Series.

         The right of BSMCC or its designee or the Master Servicer, as the case may be, to repurchase all Mortgage Loans in a Mortgage Loan Group pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) in the case of BSMCC, its designee or the Master Servicer, the aggregate unpaid principal balance of the Mortgage Loans in such Mortgage Loan Group at the time of any such repurchase is less than 5% of the portion of the Cut-off Date Balance (or, with respect to the Master Servicer, 2.5% of the portion of the Cut-off Date Balance) allocable to such Mortgage Loan Group or (ii) in the case of BSMCC, BSMCC, based upon an Opinion of Counsel, has determined that the REMIC status of any Series REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) above, BSMCC, its designee or the Master Servicer, as the case may be, and in the case of (ii) above, BSMCC may elect to terminate the related Series REMIC at any time, and upon such election, BSMCC or its designee or the Master Servicer, as the case may be, shall repurchase all the Mortgage Loans of the related Mortgage Loan Group.

         The Certificate Trustee's signature shall be for authentication purposes only and neither the Certificate Trustee nor any person signing on its behalf shall have liability on this Certificate (other than for the certificate of authentication).



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, CMCSC III has caused this Certificate to be duly executed.


                                       CMC SECURITIES CORPORATION III



                                       By:
                                          ----------------------------------
                                                Wade Walker
                                                Vice President

Attest


------------------------------
Assistant Secretary


               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                                       This is one of the Certificates referred to in the within-mentioned Agreement.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Certificate Trustee



                                       By:
                                          ----------------------------------
                                                R. Tarnas, Vice President


Dated:   September 30, 1998

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee)

a fractional undivided interest equal to ______________________ of the Fractional Undivided Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we) further direct the Certificate Registrar to issue a new Certificate of like Series of a fractional undivided interest equal to
________________________________________________________________________________
____________, to the above named assignee and deliver such Certificate to the following address:



Dated:
       -------------------
                                    -------------------------------------------
tax identification                  Signature by or on behalf of assignor
no. of assignee:                    (signature must be signed as registered)

--------------------------
                                    -------------------------------------------
                                    (signature must be guaranteed by a
                                    commercial bank or trust company or
                                    a member firm of a major stock exchange)


         The assignee should include the following for the information of the Certificate Trustee:

         Distributions shall be made by wire transfer in immediately available funds to ___________________________________________________________________ for
the account of account number ________________________________, or, if mailed by check, to __________________________________________. Applicable statements should be mailed to ____________________________________________________________
______________________________________________________________________________
_____________________________________________________________________________.

         This information is provided by _____________________________ the assignee named above, or _____________________________________ as its agent.

                                                                   EXHIBIT A-2


                       FORM OF SERIES 1998-2B CERTIFICATES

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.01(b) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                            CMO MORTGAGE PASS-THROUGH
                           CERTIFICATE, SERIES 1998-2B


           evidencing a beneficial interest in a pool of conventional single-family loans transferred to the Certificate Trustee referred to below by

                         CMC SECURITIES CORPORATION III

                                   serviced by

                  Norwest Bank Minnesota, National Association
                               as Master Servicer

               (This Certificate does not represent an interest in
                or obligation of CMC Securities Corporation III,
                  Norwest Bank Minnesota, National Association
                     or The First National Bank of Chicago)

No. 0001                                          100/100th Undivided Interest

         This certifies that THE FIRST NATIONAL BANK OF CHICAGO, is the registered owner of a 100/100th fractional undivided interest in a pool of conventional one- to four-family residences and individual condominium unit mortgage loans (the "Mortgage Loans") in the loan group (the "Mortgage Loan Group") assigned to the series (the "Series") of mortgage pass-through certificates (the "Certificates") referred to above and transferred to the Certificate Trustee referred to below by CMC Securities Corporation III ("CMCSC III"). The Mortgage Loan Group was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement") among CMCSC III, Norwest Bank Minnesota, National Association, as master servicer (the Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. Mortgage Loans having an aggregate principal amount of $_____ as of September 1, 1998 (the "Cut-Off Date"), after deducting all payments due on or before the Cut-Off Date, were transferred and assigned to the Mortgage Loan Group for this Series. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

         Pursuant to the Agreement, the Certificate Trustee will distribute on the 25th day of the month, or if such day is not a Business Day, then the next succeeding Business Day, beginning in October 1998 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such Distribution Date, such Person's pro rata share (based on the aggregate fractional undivided interest evidenced by this Certificate) of the aggregate amount required to be distributed to the Holders of the Series 1998-2 Certificates pursuant to Section
6.01 of the Agreement. For the purposes hereof, amounts received in connection with the liquidation of defaulted Mortgage Loans in the Mortgage Loan Group through Insurance Proceeds, foreclosure or trustee's sales proceeds or otherwise, shall be deemed to be amounts received on Mortgage Loans in the Mortgage Loan Group.

         Distributions on this Certificate will be made by the Certificate Trustee by wire transfer in immediately available funds for the account of the Person entitled thereto as specified by such Person in accordance with the terms of the Agreement or by such other method as shall be acceptable to both the Certificate Trustee and such Person. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Certificate Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Trustee in the City of Chicago, in the State of Illinois.

         Unless the certificate of authentication hereon has been executed by the Certificate Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         This Certificate is one of a duly authorized issue of Certificates designated as set forth above (herein called the "Certificates") and representing the fractional undivided interest in the Trust Fund created pursuant to the Agreement.

         The Certificates do not represent an obligation of, or an interest in, CMCSC III, the Master Servicers, or the Certificate Trustee and are not insured or guaranteed by any governmental agency or other entity. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans in the Mortgage Loan Group, all as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Certificate Account may be made by the Certificate Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the related Master Servicers of certain expenses incurred, by them in connection with the Mortgage Loans in the Mortgage Loan Group.

         The Agreement permits, with respect to this Series and with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicers and the rights of the Certificateholders of this Series under the Agreement at any time by CMCSC III, the Master Servicer and the Certificate Trustee with the consent of BSMCC and the holders of Certificates of this Series evidencing fractional undivided interests aggregating not less than 51% of the Trust Fund. Any such amendment or modification shall be effective only as to this Series. Any consent to such an amendment or modification by the holder of this Certificate shall be conclusive and binding on such holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefore or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates of this Series.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Certificate Registrar, which initially is The First National Bank of Chicago, upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the holder hereof or such holder as attorney duly authorized in writing, and thereupon one or more new Certificates of this Series of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons. As provided in the Agreement and subject to certain limitations therein set forth, Certificates in this Series are exchangeable for new Certificates of this Series of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         CMCSC III, the Master Servicer, the Certificate Trustee, the Certificate Registrar and any agent of the Master Servicer, the Certificate Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of CMCSC III, the Master Servicer, the Certificate Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Agreement and each Trust Fund shall terminate upon (i) the repurchase by or at the direction of BSMCC or its designee (or if BSMCC or its designee do not exercise such option, the Master Servicer) of all Mortgage Loans in the Mortgage Loan Group with respect to such Series and all REO Property remaining in the Trust Fund relating to such Mortgage Loan Group at a price equal to the aggregate Class Current Principal Balances of the Outstanding Bonds of the related Bond Group, plus accrued and unpaid interest thereof through the end of the month preceding the month in which such purchase occurs, plus an amount equal to all outstanding and unreimbursed advances (including Monthly Advances) made by the Master Servicer or any Sub- Servicer and any other amounts owed to the Master Servicer under the Pooling and Servicing Agreement or to a Sub-Servicer under the applicable Sub-Servicing Agreement; or (ii) the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan remaining in the Trust Fund of such Series or the disposition of all property acquired with respect to any Mortgage Loan of such Series.

         The right of BSMCC or its designee or the Master Servicer, as the case may be, to repurchase all Mortgage Loans in a Mortgage Loan Group pursuant to Subsection 10.01(a)(i) above shall be exercisable only if (i) in the case of BSMCC, its designee or the Master Servicer, the aggregate unpaid principal balance of the Mortgage Loans in such Mortgage Loan Group at the time of any such repurchase is less than 5% of the portion of the Cut-off Date Balance (or, with respect to the Master Servicer, 2.5% of the portion of the Cut-off Date Balance) allocable to such Mortgage Loan Group or (ii) in the case of BSMCC, BSMCC, based upon an Opinion of Counsel, has determined that the REMIC status of any Series REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) above, BSMCC, its designee or the Master Servicer, as the case may be, and in the case of (ii) above, BSMCC may elect to terminate the related Series REMIC at any time, and upon such election, BSMCC or its designee or the Master Servicer, as the case may be, shall repurchase all the Mortgage Loans of the related Mortgage Loan Group.

         The Certificate Trustee's signature shall be for authentication purposes only and neither the Certificate Trustee nor any person signing on its behalf shall have liability on this Certificate (other than for the certificate of authentication).



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, CMCSC III has caused this Certificate to be duly executed.

                                       CMC SECURITIES CORPORATION III



                                       By:
                                          --------------------------------
                                                Wade Walker
                                                Vice President


Attest


-------------------------
Assistant Secretary


               CERTIFICATE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                                       This is one of the Certificates referred to in the within-mentioned Agreement.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Certificate Trustee



                                       By:
                                          --------------------------------
                                             R. Tarnas, Vice President


Dated:   September 30, 1998

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

a fractional undivided interest equal to ______________________ of the Fractional Undivided Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register.

         I (we) further direct the Certificate Registrar to issue a new Certificate of like Series of a fractional undivided interest equal to _____________________________________________, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________
______________________________________________________________________________

Dated:
       -------------------
                                 ------------------------------------------
tax identification               Signature by or on behalf of assignor
no. of assignee:                 (signature must be signed as registered)

--------------------------
                                 ------------------------------------------
                                 (signature must be guaranteed by a
                                 commercial bank or trust company or
                                 a member firm of a major stock exchange)


         The assignee should include the following for the information of the Certificate Trustee:

         Distributions shall be made by wire transfer in immediately available funds to ______________________________________________________________ for
the account of ___________________________________________________________
account number ____________________________________, or, if mailed by check, to __________________________________________. Applicable statements should be mailed to ___________________________________________________________________
__________________________________________________________________.

         This information is provided by _____________________________ the assignee named above, or _____________________________________ as its agent.

                                                                   EXHIBIT B-1


                         GROUP 1 MORTGAGE LOAN SCHEDULE
              (Available upon request from the Certificate Trustee)

                                                                   EXHIBIT B-2


                         GROUP 2 MORTGAGE LOAN SCHEDULE
              (Available upon request from the Certificate Trustee)

                                    EXHIBIT C

                     REPRESENTATIONS AND WARRANTIES OF BSMCC
                          CONCERNING THE MORTGAGE LOANS


         The Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to the Mortgage Loans being sold by it that:

         (a) the Mortgage creates a first lien or a first priority ownership interest in the estate in fee simple in real property securing the related Mortgage Note, free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

         (b) the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by applicable law, and copies of which written instruments are included in the Mortgage File; and no other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof in connection with an assumption agreement, which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

         (c) all buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to standard hazard insurance policies and all such standard hazard policies are in effect and on the date of origination contained a standard mortgagee clause naming Cendant, NCM or WMBFA, as applicable, and its respective successors in interest as loss payee, and such policies are still in effect and all premiums due thereon have been paid; if the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency is having special flood hazards under the Flood Disaster Protection Act of 1973, as amended, such Mortgaged Property is covered by flood insurance in an amount not less than that set forth in Section 3.10(d); the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         (d) any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

         (e) subject to permitted exceptions set forth in (a), the Mortgage is a valid, subsisting and enforceable first lien on the related Mortgaged Property, including all buildings on such Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance; the Mortgage and the Mortgage Note do not contain any evidence of any other security interest or other interest or right thereto; such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to permitted encumbrances set forth in clause (a)(1), (2) and (3) herein; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

         (f) the Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors, and the Seller has taken all action necessary to transfer such rights of enforceability to the Purchaser; all parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage; and the Mortgage Note and the Mortgage have been duly and properly executed by such parties; the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site improvements and as to disbursements of any escrow funds therefor have been complied with;

         (g) the Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of title insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (a)(1), (2) and (3) above) Cendant, NCM or WMBFA, as applicable, its respective successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan; Cendant, NCM or WMBFA, as applicable, is the sole insured of its respective lender's title insurance policy, such respective lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the Pooling and Servicing Agreement and will inure to the benefit of the Purchaser and its assigns without any further act; and no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

         (h) the Mortgage Loan was originated or acquired by Cendant, in the case of a Cendant Mortgage Loan, NCM, in the case of a NCM Mortgage Loan, or WMBFA in the case of a WMBFA Mortgage Loan; the Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the underwriting standards of Cendant, NCM or WMBFA, as applicable, in effect at the time of origination of such Mortgage Loan; provided, however, that certain Mortgage Loan may have characteristics outside of such underwriting guidelines where compensating factors are present such as are acceptable to the mortgage banking industry; the Mortgage Notes and Mortgage are on uniform Fannie Mae/Freddie Mac instruments or are on forms acceptable to Fannie Mac or Freddie Mac; the Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month; and the Mortgage Loan contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (i) the related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure; and there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (j) if the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

         (k) the Mortgage File contains an appraisal of the related Mortgaged Property made and signed prior to the final approval of the mortgage loan application by a Qualified Appraiser (as defined in the Cendant Agreement, the NCM Agreement and the WMBFA Agreement), approved by Cendant, NCM or WMBFA, as applicable; and the appraisal is in a form generally acceptable to Fannie Mae or Freddie Mac;

         (l) the related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

         (m) the Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans similar to the related Mortgage Loan;

         (n) the Mortgage Loan has an original term to maturity of not more than thirty years, with interest payable in arrears on the first day of each month; and the Mortgage Loan does not contain terms or provisions which would result in negative amortization;

         (o) each of the Mortgaged Properties consists of a single parcel of real property with a single-family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project or an individual unit in a planned unit development; no Mortgaged Property consists of a single parcel of real property with a cooperative housing development erected thereon; no Mortgaged Property is a mobile home or manufactured dwelling; and to the best of the Seller's knowledge each Mortgaged Property is lawfully occupied under applicable law;

         (p)      [RESERVED]

         (q) the assignment of Mortgage from the Seller to the Certificate Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the related Mortgaged Property is located;

         (r) Each of Cendant, NCM and WMBFA is, and each Mortgage Loan was originated by, a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 and 211 of the National Housing Act;

         (s) the information set forth in the Final Mortgage Loan Schedule is true, complete and correct in all material respects as of the Cut-off Date;

         (t) the Mortgage Loan has not been delinquent thirty (30) days or more on more than one occasion during the twelve months preceding the Cut-off Date; and as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no defaults under the terms of the Mortgage Loan; and, except in the case of a Buydown Loan, none of the Seller, Cendant, NCM or WMBFA has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Party subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

         (u) there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property, and there are no liens against the Mortgaged Property resulting from any delinquent assessments;

         (v) the Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (w) the Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, except with respect to certain releases in part that do not materially affect the value of the Mortgaged Property, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

         (x) immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

         (y) there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

         (z) there are no mechanics', or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens to or equal to the lien of the related Mortgage;

         (aa) all improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the Fannie Mae Guide (MBS Special Servicing Option) and noted on the appraisal, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (g) above and, all improvements on such Mortgaged Property comply with all applicable zoning and subdivision laws and ordinances;

         (bb) the Mortgaged Property at origination of the Mortgage Loan was and currently is free of damage and waste or any such damage and waste is adequately covered by an insurance policy, and at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

         (cc) no Mortgage Loan has a Loan-to-Value Ratio in excess of 95.00%. The original Loan-to-Value Ratio of each Mortgage Loan either was not more than 95.00% or the excess over 80.00% is insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a primary mortgage insurer acceptable to Fannie Mae and Freddie Mac until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80.00%;

         (dd) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or
(3) federal savings and loan associations, national banks, a Federal Home Loan Bank or the Federal Reserve Bank, or (4) not doing business in such state;

         (ee) The Mortgage Loan does not contain "graduated payment" features; and

         (ff)     The Mortgagor is not in bankruptcy.

         It is understood and agreed that the representations and warranties set forth herein will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Seller as to any Substitute Mortgage Loan as of the date of substitution.

         Upon discovery or receipt of notice by the Seller, the Purchaser or the Certificate Trustee of a breach of any representation or warranty of the Seller set forth herein which materially and adversely affects the value of the interests of the Purchaser, the Certificateholder or the Certificate Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth herein, within 90 days from the date of discovery by the Seller, or the date the Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller will (i) cure or cause to be cured such breach in all material respects, (ii) purchase or cause to be purchased the affected Mortgage Loan at the applicable Purchase Price or
(iii) if within two years of the Closing Date, substitute or cause to be substituted a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Seller to cure, purchase or substitute (or to cause the cure, purchase or substitution of) a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Certificate Trustee's and the Certificateholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans, except for the obligation of the Seller to indemnify the Purchaser for such breach as set forth in and limited by Section 14 of the Mortgage Loan Purchase Agreement.

         Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made herein shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such Breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

                                                                     EXHIBIT D


                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS


To:      [Custodian]


RE:      Pooling and Servicing Agreement dated as of

         September 1, 1998, among CMC Securities Corporation III, as

         Seller, Norwest Bank Minnesota, National Association, as Master

         Servicer and Custodian, and The First National Bank of Chicago,

         as Certificate Trustee



         In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

               1.     Mortgage Paid in Full and proceeds have been
------                deposited into the Custodial Account

               2.     Foreclosure
------
               3.     Substitution
------
               4.     Other Liquidation
------
               5.     Nonliquidation      Reason:
------                                           ------------------------------

                                          By:
                                              ---------------------------------
                                                      (authorized signer)

                                          Issuer:
                                                 ------------------------------
                                          Address:
                                                  -----------------------------

                                          Date:
                                               ----------------------------


Custodian

Norwest Bank Minnesota, National Association

Please acknowledge the execution of the above request by your signature and date below:


----------------------------                ----------------------------
Signature                                   Date

Documents returned to Custodian:


----------------------------                ----------------------------
Custodian                                   Date


Date:                        19
     ----------------------,   --


                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION


                                            By:
                                               --------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                                                     EXHIBIT E



                     FORM OF PURCHASER REPRESENTATION LETTER

                             [Purchaser Letterhead]

                                     [Date]





[Issuer]
[Certificate Registrar]
         and
[Seller #1]



Ladies and Gentlemen:

         In connection with the purchase by [Purchaser] from [Seller #1] of approximately $________________ aggregate principal amount of Pass-Through Certificates, CMC Securities Corporation III Collateralized Mortgage Obligations, Series 1998-2 ("the Certificates"), administered by CMC Securities Corporation III, we hereby represent and covenant to you the following:

i. [Purchaser] is acquiring the Certificates for itself and not for any other persons or entity.

ii. [Purchaser] is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933 and is experienced in making investments in securities comparable to the Certificates.

iii. [Purchaser] has been furnished with all information regarding the Certificates which it has requested from [Seller #1] or [Issuer].

iv. [Purchaser] has not offered or sold any of the Certificates to, solicited offers to buy any Certificates from, or otherwise approached or negotiated with respect to the Certificates with, any prospective purchaser, or taken any other action which would result in a violation of Section 5 of the Securities Act of 1933 or any applicable state securities laws.

v. [Purchaser] is acquiring the Certificates for investment purposes and not with a view to resale.

vi. [Purchaser] will not transfer, sell, pledge, encumber or otherwise dispose of the Certificates in any manner which would result in a violation of Section 5 of the Securities Act of 1933 or any applicable state securities laws.[Purchaser] (i) is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (any such plan, trust or account being referred to as a "Plan") and (ii) has not acquired and is not acquiring the Certificates with plan assets, within the meaning of 29 CFR 2510.3-101, of a Plan.

                                                     Very truly yours,

                                                     [Purchaser]



                                       By:
                                               --------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                                                      EXHIBIT F

                                   [RESERVED]

                                                                      EXHIBIT G

                          FORM OF INITIAL CERTIFICATION

CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas 75204

Norwest Bank Minnesota, National Association
1015 10th Avenue S.E.
Mail Station 0031
Minneapolis, MN 55414

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

                  Re: Pooling and Servicing Agreement dated as of September 1, 1998, among CMC Securities Corporation III, as Seller, Norwest Bank Minnesota, National Association, as Master Servicer and Custodian, and The First National Bank of Chicago, as Certificate Trustee Mortgage Pass-Through Certificates, Series 1998-2

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor Name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

         The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing

Agreement. The undersigned makes no representation that any documents specified in subclauses (iv), (v) and (vii) of Section 2.01(c) should be included in any Mortgage File. The undersigned makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.





                                       By:
                                               --------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                                                      EXHIBIT H

                           FORM OF FINAL CERTIFICATION

CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas 75204

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

         Re: Pooling and Servicing Agreement dated as of September 1, 1998, among CMC Securities Corporation III, as Seller, Norwest Bank Minnesota, National Association, as Master Servicer and Custodian and The First National Bank of Chicago, as Certificate Trustee, Mortgage Pass-Through Certificates, Series 1998-2

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, hereby certifies that, except as otherwise noted on the attached exception report, that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section
2.01 and has determined that (i) all documents required to be included in the Mortgage File pursuant to the Pooling and Servicing Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face, have, where applicable, been executed and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in the Mortgage Loan Schedule as to Mortgagor name, original principal balance and loan number respecting such Mortgage Loan is correct and accurately reflects the information in the Mortgage Loan File.

         The undersigned has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The undersigned makes no representation that any documents specified in subclauses (iv), (v) and (vii) of
Section 2.01(c) should be included in any Mortgage File. The undersigned makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                                                     EXHIBIT I



                                   [RESERVED]

                                                                     EXHIBIT J

            LIST OF MORTGAGE LOANS FOR WHICH MORTGAGE NOTES ARE LOST

                             (Intentionally Omitted)